Use these links to rapidly review the document
Proxy Statement Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PACIRA PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PACIRA PHARMACEUTICALS, INC.
5 Sylvan Way
Parsippany, New Jersey 07054

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2014

        You are cordially invited to attend the 2014 Annual Meeting of Stockholders (the "Annual Meeting") of Pacira Pharmaceuticals, Inc., which will be held on Tuesday, June 3, 2014, at 2:00 p.m. Eastern Daylight Time, at our corporate headquarters, 5 Sylvan Way, Parsippany, New Jersey 07054.

        Only stockholders who owned common stock at the close of business on April 17, 2014 can vote at the Annual Meeting or any adjournment that may take place. At the Annual Meeting, the stockholders will be asked to:

  1.
  Elect three Class III directors to our board of directors to serve until the 2017 Annual Meeting of Stockholders (Proposal 1);

  2.
  Ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2);

  3.
  Approve, on an advisory basis, the compensation of our named executive officers (Proposal 3);

  4.
  Approve our Amended and Restated 2011 Stock Incentive Plan (Proposal 4);

  5.
  Approve our 2014 Employee Stock Purchase Plan (Proposal 5); and

  6.
  Transact any other business properly brought before the Annual Meeting.

        You can find more information, including the nominees for directors and details regarding executive compensation, our independent registered public accounting firm, our Amended and Restated 2011 Stock Incentive Plan, and our 2014 Employee Stock Purchase Plan, in the attached proxy statement.

        The board of directors recommends that you vote in favor of each of the above proposals, each as outlined in the attached proxy statement.

        We cordially invite all stockholders to attend the Annual Meeting in person. Stockholders of record at the close of business on April 17, 2014, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You may obtain directions to the location of the Annual Meeting by calling our offices at (973) 254-3560. Whether or not you expect to attend the Annual Meeting in person, please execute your vote promptly by following the instructions described under "How to Vote" on page 2 of the proxy statement. If you execute your vote prior to the Annual Meeting and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By order of the Board of Directors,
/s/ JAMES SCIBETTA James Scibetta Senior Vice President, Chief Financial Officer and Secretary

Parsippany, NJ
April 22, 2014

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE EXECUTE YOUR VOTE PROMPTLY BY FOLLOWING THE INSTRUCTIONS DESCRIBED UNDER "HOW TO VOTE" ON PAGE 2 OF THE PROXY STATEMENT. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY VOTED.

Proxy Statement Table of Contents

Page
Important Information About the Annual Meeting and Voting	1
Proposal No. 1—Election of Class III Directors	5
Executive Officers	10
Corporate Governance	11
Director Nomination Process	11
Majority Vote Director Resignation Policy	11
Director Independence	12
Board Committees	12
Board and Committee Meetings Attendance	14
Director Attendance at Annual Meeting of Stockholders	14
Code of Business Conduct and Ethics	14
Board Leadership Structure and Board's Role in Risk Oversight	14
Communication with the Directors of Pacira	15
Director Compensation	17
Non-Employee Director Compensation Policy	17
Director Compensation	18
Proposal No. 2—Ratification of the Appointment of CohnReznick LLP as Our Independent Registered Public Accounting Firm For the Fiscal Year Ending December 31, 2014	20
Report of the Audit Committee	22
Executive Compensation	23
Compensation Discussion and Analysis	23
Compensation Committee Report	32
Summary Compensation Table	33
Grants of Plan-Based Awards	33
Outstanding Equity Awards at Fiscal Year-End	34
Option Exercises and Stock Vested	35
Employment Agreements, Severance and Change of Control Arrangements	35
Proposal No. 3—Advisory Vote to Approve the Compensation of our Named Executive Officers	39
Proposal No. 4—Approval of the Amended and Restated 2011 Stock Incentive Plan	40
Proposal No. 5—Approval of the 2014 Employee Stock Purchase Plan	50
Related Person Transactions	54
Principal Stockholders	57
Section 16(a) Beneficial Ownership Reporting Compliance	61
Householding	61
Stockholder Proposals	61
Other Matters	62
Appendix A—Amended and Restated 2011 Stock Incentive Plan
Appendix B—2014 Employee Stock Purchase Plan

PACIRA PHARMACEUTICALS, INC.
5 Sylvan Way
Parsippany, New Jersey 07054
(973) 254-3560

PROXY STATEMENT
for the 2014 Annual Meeting of Stockholders
to be held on June 3, 2014

        This proxy statement contains information about the 2014 Annual Meeting of Stockholders of Pacira Pharmaceuticals, Inc. (the "Annual Meeting") to be held on Tuesday, June 3, 2014, at 2:00 p.m. Eastern Daylight Time, at our corporate headquarters, 5 Sylvan Way, Parsippany, New Jersey 07054. This proxy statement will first be made available to stockholders on or about April 22, 2014. It is furnished to stockholders of Pacira Pharmaceuticals, Inc. in connection with the solicitation of proxies by our board of directors. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of "Pacira," "Company," "our," "we" or "us" refers to Pacira Pharmaceuticals, Inc. and its subsidiaries.

        This proxy statement and our 2013 annual report to stockholders are available at www.proxyvote.com.

        All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

        At the Annual Meeting, our stockholders will consider and vote on the following matters:

  1.
  To elect three Class III directors to our board of directors to serve until the 2017 annual meeting of stockholders (Proposal 1);

  2.
  To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2);

  3.
  To approve, on an advisory basis, the compensation of our named executive officers (Proposal 3);

  4.
  To approve our Amended and Restated 2011 Stock Incentive Plan (Proposal 4);

  5.
  To approve our 2014 Employee Stock Purchase Plan (Proposal 5); and

  6.
  To transact any other business properly brought before the Annual Meeting.

        As of the date of this proxy statement, we are not aware of any business to come before the meeting other than Proposals 1 through 5, noted above.

Who Can Vote at the Annual Meeting

        Only stockholders of record at the close of business on the record date of April 17, 2014, are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of the close of business on April 17, 2014, there were 35,646,766 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference Between a "Stockholder of Record" and a Beneficial Owner of Shares Held in "Street Name"

        Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered a "stockholder of record" of those shares. In this case, a set of proxy materials has been sent to you directly by us.

        Beneficial Owners of Shares Held in Street Name.    If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in "street name." In this case, a set of proxy materials has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

How to Vote

        If you are a stockholder of record, you can vote your shares over the Internet, by telephone as described on the proxy card, or by mail by marking, signing, dating and mailing your proxy card in the postage-paid envelope provided. Your designation of a proxy is revocable by following the procedures outlined in this proxy statement. The method by which you vote will not limit your right to vote in person at the Annual Meeting. If you receive hard copy materials and sign and return your proxy card without specifying choices, your shares will be voted as recommended by our board of directors.

        If you hold your shares through a broker, bank, or other nominee in "street name," you need to submit voting instructions to your broker, bank or other nominee in order to cast your vote. You may mark, sign, date and mail the accompanying voting instruction form in the postage-paid envelope provided. Your vote is revocable by following the procedures outlined in this proxy statement. However, since you are not a stockholder of record you may not vote your shares in person at the Annual Meeting without obtaining authorization from your broker, bank or other nominee.

        Telephone and Internet voting for stockholders of record will be available up until 11:59 PM Eastern Daylight Time on June 2, 2014, and mailed proxy cards must be received prior to the start of the Annual Meeting in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

        The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in "street name" will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.

Ballot Measures Considered "Routine" and "Non-Routine"

        The ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. A broker non-vote occurs on a matter when a broker is not permitted to vote on that matter without instruction from the beneficial owner of the shares and no instruction is given.

        The election of directors (Proposal 1), the advisory vote to approve the compensation of our named executive officers (Proposal 3), approval of our Amended and Restated 2011 Stock Incentive Plan (Proposal 4), and approval of our 2014 Employee Stock Purchase Plan (Proposal 5) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 3, 4, and 5.

 Quorum

        A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if stockholders holding a majority of the outstanding shares of common stock are present at the meeting in person or by proxy. Abstentions and broker non-votes count as present for establishing a quorum, provided that the broker has voted on at least the ratification of the appointment of our auditors, but will not be counted as votes cast. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Votes Required to Elect Directors and Approve Proposals

        To be elected, director nominees must receive a plurality of the votes cast (the three nominees receiving the highest number of "FOR" votes cast will be elected). "WITHHOLD" votes and broker non-votes will have no effect on the outcome of Proposal 1. Cumulative voting is not permitted. See "Corporate Governance—Majority Vote Director Resignation Policy" (below) regarding director nominees who receive a greater number of votes "WITHHELD" than votes "FOR" their election.

        The affirmative vote of a majority of the shares of common stock present or represented by proxy and cast at the meeting ("FOR" or "AGAINST") is required to (a) ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2), (b) approve, on an advisory basis, the compensation of our named executive officers (Proposal 3), (c) approve our Amended and Restated 2011 Stock Incentive Plan (Proposal 4), and (d) approve our 2014 Employee Stock Purchase Plan (Proposal 5). Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome of these proposals.

Board of Directors Recommendation

        Our board of directors recommends that you vote:

  FOR the election of each of the three nominees to serve on our board of directors, each for a three-year term;

  FOR the ratification of the selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

  FOR the advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement;

  FOR the approval of our Amended and Restated 2011 Stock Incentive Plan; and

  FOR the approval of our 2014 Employee Stock Purchase Plan.

Revoking a Proxy; Changing Your Vote

        If you are a stockholder of record, you may revoke your proxy before the vote is taken at the meeting by:

  •
  submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the "How to Vote" section above;

  •
  by voting in person at the meeting; or

  •
  by filing a written revocation with our corporate Secretary.

        If your shares are held in "street name," you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote in person at the Annual

Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares as described in the "How to Vote" section above.

        Your attendance at the Annual Meeting will not automatically revoke your proxy.

Solicitation Costs

        We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. We may also elect to engage the services of a proxy solicitation firm to assist us in the solicitation of proxies, for which we would expect to pay customary fees and reimburse customary expenses.

Voting Results

        We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1—ELECTION OF CLASS III DIRECTORS

        Our board of directors currently consists of nine members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

        In accordance with the terms of our amended and restated certificate of incorporation and amended and restated bylaws, our board of directors is divided into three classes: Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. The current members of the classes are divided as follows:

  •
  Class I: Laura Brege, Mark Kronenfeld, and Dennis Winger, and their term expires at the annual meeting of stockholders to be held in 2015.

  •
  Class II: Paul Hastings, John Longenecker, and Andreas Wicki, and their term expires at the annual meeting of stockholders to be held in 2016.

  •
  Class III: Yvonne Greenstreet, Gary Pace, and David Stack, and their term expires at the 2014 Annual Meeting.

        Our amended and restated certificate of incorporation and amended and restated bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors. Our amended and restated certificate of incorporation and amended and restated bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

        On September 11, 2013, two of our previous directors, Luke Evnin and Fred Middleton, resigned from our board of directors, effective September 30, 2013.

Nominees for Election as Class III Directors

        Biographical information for our directors who are up for re-election at our 2014 Annual Meeting is set forth below.

	Age	Director Since
Yvonne Greenstreet, MBChB has served as our director since March 2014. Dr. Greenstreet most recently served as the Senior Vice President and Head of Medicines Development at Pfizer Inc. ("Pfizer"), a multinational pharmaceutical company based in New York, from December 2010 to November 2013. Prior to joining Pfizer, Dr. Greenstreet worked for 18 years at GlaxoSmithKline plc ("GSK"), a multinational pharmaceutical, biologics, vaccines and consumer healthcare company based in London, where she served in various positions, most recently as Senior Vice President and Chief of Strategy for Research and Development and as a member of GSK's corporate executive investment committee. Dr. Greenstreet currently serves on the Advisory Board of the Bill and Melinda Gates Foundation. Dr. Greenstreet previously served a s a director of Molecular Insight Pharmaceuticals, Inc. from 2008 to 2010. She trained as a physician and earned her medical degree from Leeds University in the United Kingdom and her MBA from INSEAD, France. We believe Dr. Greenstreet's qualifications to sit on our board of directors include her significant experience in senior management roles at large pharmaceutical companies and her extensive expertise in drug development and commercialization.	51	March 2014

	Age	Director Since

Gary Pace, Ph.D. has served as our director since June 2008. He is currently founder and chairman of privately-held Sova Pharmaceuticals Inc., a biopharmaceutical company founded in 2010. He is also founder, director and consultant to QRxPharma Ltd. (ASX: QRX) founded in 2001, a director of ResMed (NYSE: RMD) since 1994 and Transition Therapeutics Inc. (CDNX: TTH) since 2002. He previously served as a member of the board of directors at Celsion Corporation (NASDAQ: CLSN) from 2002 to 2010 and Peplin Inc. (ASX: PLI) from 2004 to 2009. He has more than 40 years of experience in the development and commercialization of advanced technologies, spanning biotechnology, pharmaceuticals, medical devices, and food industries. Dr. Pace was awarded a Centenary Medal by the Australian Government in 2003 "for service to Australian society in research and development" and was recognized as the 2011 Director of the Year (corporate governance) by the Corporate Directors Forum. Dr. Pace holds a B.Sc. with honors from the University of New South Wales and a Ph.D. from Massachusetts Institute of Technology. We believe Dr. Pace's qualifications to sit on our board of directors include his financial expertise and his years of experience providing strategic advisory services to complex organizations, including as a public company director.	66	June 2008

David Stack has served as our president and chief executive officer and as a director since November 2007. In June 2013, Mr. Stack was appointed as the chairman of our board of directors. Mr. Stack has been a managing director of MPM Capital, a private equity firm, since 2005 and a managing partner of Stack Pharmaceuticals, Inc., a commercialization, marketing, and strategy firm, since 1998. From 2001 to 2004, he was president and chief executive officer of The Medicines Company (NASDAQ: MDCO). Previously, Mr. Stack was president and general manager at Innovex, Inc. He was vice president, business development/marketing at Immunomedics from 1993 until 1995. Prior to that, he was with Roche Laboratories in positions of increasing responsibility from 1981 until 1993, including therapeutic world leader in infectious disease and director, business development and planning, infectious disease, oncology, and virology. He currently serves as a member of the board of directors of PepTx, Inc., Medivo, Inc. and Amarin Corporation plc. He was a member of the boards of directors of Molecular Insight Pharmaceuticals, Inc. (NASDAQ: MIPI) from 2006 to 2010 and BioClinica, Inc. (NASDAQ: BIOC) from 1999 to 2010. Mr. Stack holds a B.S. in pharmacy from Albany College of Pharmacy and a B.S. in Biology from Siena College. We believe Mr. Stack's qualifications to sit on our board of directors include his extensive experience with pharmaceutical companies, his financial expertise and his years of experience providing strategic and financial advisory services to pharmaceutical and biotechnology organizations, including evaluating business strategy and commercial planning.	62	November 2007

        The proxies will be voted in favor of the nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as directors of Pacira if elected. However, if any of the nominees are unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by our board of directors.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF EACH NOMINEE.

Directors Continuing in Office

        Biographical information for our directors continuing in office is set forth below.

	Age	Director Since
Class I Directors (Term Expires at 2015 Annual Meeting)

Laura Brege has served as our director since June 2011. Since September 2012, she has served as the president and chief executive officer of Nodality, Inc., a biotechnology company focused on therapeutic drug development. Previously, Ms. Brege held the roles of chief operating officer and executive vice president and chief business officer for Onyx Pharmaceuticals, Inc. ("Onyx"), a biopharmaceutical company that develops and markets medicines for the treatment of cancer. Prior to joining Onyx in 2006, Ms. Brege was a general partner at Red Rock Capital Management, a venture capital firm, and senior vice president and chief financial officer at COR Therapeutics, Inc. Ms. Brege currently serves as a director of Acadia Pharmaceuticals Inc. (NASDAQ: ACAD), Delcath Systems, Inc. (NASDAQ: DCTH) and Aratana Therapeutics, Inc. (NASDAQ: PETX). She previously served as a member of the board of directors of Angiotech Pharmaceuticals Inc. from 2007 to 2011. Ms. Brege earned her undergraduate degree from Ohio University and has an M.B.A. from the University of Chicago. We believe Ms. Brege's qualifications to sit on our board of directors include her extensive experience in the pharmaceutical and biotechnology industries, including as a public company director.	56	June 2011

Mark A. Kronenfeld, M.D. has served as our director since June 2013. Dr. Kronenfeld has been the Vice Chairman of Anesthesiology at Maimonides Medical Center, a large tertiary care academic medical center in New York City, since March 2009, and has served as Medical Director of Perioperative Services for Maimonides Medical Center since January 2011. Dr. Kronenfeld is a managing partner of Anesthesia Associates of Boro Park, a private medical practice, and a managing partner of Strategic Medical Management Partners. In 2001, Dr. Kronenfeld founded Ridgemark Capital Management ("Ridgemark"), a healthcare-focused hedge fund that invested in public and private healthcare and biomedical companies. He served as the Managing Partner and Portfolio Manager of Ridgemark from April 2001 to December 2008. Dr. Kronenfeld has founded and/or managed various consulting and investment companies focused on healthcare and medical technologies and has served on and chaired multiple leadership committees for various hospitals and medical centers. Previously, Dr. Kronenfeld taught and practiced adult and pediatric cardiac anesthesia at NYU and was Chief of Cardiac Anesthesiology at Hackensack University Medical Center and President of GMS Anesthesia Associates, a private medical practice. Dr. Kronenfeld received his M.D. degree and completed his residency in Anesthesiology at the University of California, San Diego School of Medicine, and completed a fellowship in Cardiothoracic Anesthesiology at New York University Medical Center. While an Assistant Professor and Attending Cardiac Anesthesiologist at NYU, Dr. Kronenfeld received and completed a Kellogg-sponsored Fellowship in Heath Care Management for Future Leaders in Health Care at NYU's Graduate School of Management. We believe Dr. Kronenfeld's significant leadership experience in the hospital setting and experience in conducting clinical trials provide valuable insight and perspective to our board of directors.	59	June 2013

	Age	Director Since

Dennis L. Winger has served as our director since September 2013. Most recently, Mr. Winger was Senior Vice President and Chief Financial Officer of Applera Corporation, a life sciences company, from September 1997 until his retirement in December 2008. Previously, Mr. Winger served as Senior Vice President, Finance and Administration, and Chief Financial Officer of Chiron Corporation, a biotechnology company acquired by Novartis International in 2006. Mr. Winger currently serves as a director of Accuray Incorporated (NASDAQ: ARAY), a radiation oncology company, and Nektar Therapeudics (NASDAQ: NKTR), a clinical-stage biopharmaceutical company. He previously served on the boards of Vertex Pharmaceuticals Incorporated (NASDAQ: VRTX), from 2009 to 2012, Cephalon, Inc., from 2003 to 2011, and Cell Genesys, Inc., from 2004 to 2009. Mr. Winger also serves on the Board of Trustees of Siena College. Mr. Winger holds a B.A. in History from Siena College and an M.B.A. from Columbia University Graduate School of Business. We believe Dr. Winger's qualifications to sit on our board of directors include his extensive financial and leadership experience as chief financial officer for various life sciences companies and his experience as a director on several public company boards.	66	September 2013
Class II Directors (Term Expires at 2016 Annual Meeting)

Paul Hastings has served as a director since June 2011 and as our Lead Director since June 2013. Mr. Hastings has been the president and chief executive officer and a member of the board of directors of OncoMed Pharmaceuticals, Inc. (NASDAQ: OMED), a clinical development-stage biopharmaceutical company, since January 2006. In August 2013, he was elected chairman of the board. Prior to joining OncoMed, Mr. Hastings was president and chief executive officer of QLT, Inc., a biotechnology company focused on the development and commercialization of ocular products. Before this role, Mr. Hastings served as president and chief executive officer of Axys Pharmaceuticals, Inc., which was acquired by Celera Corporation in 2001. Prior to Axys, Mr. Hastings was president of Chiron Biopharmaceuticals and also held a variety of management positions of increasing responsibility at Genzyme Corporation, including president of Genzyme Therapeutics Europe and president of Worldwide Therapeutics. Mr. Hastings was Chairman of the Board of Proteolix (sold to Onyx) and was a member of the board of directors of ViaCell Inc. (sold to Perkin Elmer). Mr. Hastings currently serves on the board of directors of Relypsa Inc., a clinical-stage publicly-traded biopharmaceutical company, and the Bay Area Biosciences Association (Bay Bio), and he is Chair of the Emerging Companies Section of the Biotechnology Industry Organization. He received a Bachelor of Science degree in pharmacy from the University of Rhode Island. We believe Mr. Hastings' qualifications to sit on our board of directors include his financial expertise and his extensive experience in the pharmaceutical and biotechnology industries.	54	June 2011

	Age	Director Since

John Longenecker, Ph.D. has served as our director since July 2007. Dr. Longenecker has served as president and chief executive officer of HemaQuest Pharmaceuticals, Inc., a biopharmaceutical company focused on the development of therapeutics for blood diseases, since October 2010. From December 2009 to March 2010, Dr. Longenecker served as the president and chief executive officer of VitreoRetinal Technologies Inc., an ophthalmic biopharmaceutical company. From February 2002 to January 2009, Dr. Longenecker was the president and chief executive officer and a member of the board of directors of Favrille, Inc. In 1992, Dr. Longenecker joined DepoTech as senior vice president of research, development and operations and then served as president and chief operating officer from February 1998 to March 1999. Under Dr. Longenecker's leadership, DepoTech took its lead product, DepoCyt(e), from early pre-clinical research and development through to commercial launch. Following SkyePharma PLC's acquisition of DepoTech in 1999, Dr. Longenecker served as president for the U.S. operations of SkyePharma, Inc. and as a member of the executive committee for SkyePharma PLC. From 1982 to 1992, Dr. Longenecker was at Scios Inc. (Cal Bio), a biotechnology company where he served as vice-president and director of development. Dr. Longenecker was also a director of a number of Cal Bio subsidiaries during this period including Meta Bio and Karo Bio. Dr. Longenecker holds a B.S. in chemistry from Purdue University and a Ph.D. in biochemistry from The Australian National University. He was a post-doctoral fellow at Stanford University from 1980 to 1982. Dr. Longenecker's experience as the president of a public company demonstrates his leadership capability, extensive knowledge of complex financial and operational issues that public companies face, a thorough understanding of our business and industry, and business acumen to our board of directors. We believe Dr. Longenecker's extensive experience in the pharmaceutical and biotechnology industries provides valuable background and insight to our board of directors.	66	July 2007

Andreas Wicki, Ph.D. has served as our director since our inception in December 2006. Dr. Wicki is a life sciences entrepreneur and investor with over 20 years of experience in the pharmaceutical and biotechnology industries. Dr. Wicki has been chief executive officer of HBM Partners AG and HBM Healthcare Investments AG (formerly HBM BioVentures AG) since 2001. From 1998 to 2001, Dr. Wicki was the senior vice president of the European Analytical Operations at MDS Inc. From 1990 to 1998, he was co-owner and chief executive officer of ANAWA Laboratorien AG and Clinserve AG, two life sciences contract research companies. From 2007 to 2011, he served as a member of the board of directors of PharmaSwiss SA. Previously, Dr. Wicki held board positions on several privately-held companies and companies listed on international exchanges. Dr. Wicki holds an M.Sc. and Ph.D. in chemistry and biochemistry from the University of Bern, Switzerland. He currently serves on the board of directors of Buchler GmbH, HBM Healthcare Investments (Cayman) Ltd., HBM Partners Ltd., and HBM BioCapital Ltd. We believe Dr. Wicki's qualifications to sit on our board of directors include his extensive experience with pharmaceutical companies, his financial expertise and his years of experience providing strategic and advisory services to pharmaceutical and biotechnology organizations.	55	December 2006

EXECUTIVE OFFICERS

        The following sets forth certain information with respect to the executive officers of the Company as of March 31, 2014.

Name	Age	Position(s)
David Stack	62	President and Chief Executive Officer, Chairman
James Scibetta	49	Senior Vice President and Chief Financial Officer
Gary Patou, M.D	55	Chief Medical Officer
Taunia Markvicka, Pharm D	45	Senior Vice President and Chief Commercial Officer

        David Stack see "Nominees for Election as Class III Directors" above.

        James Scibetta has served as our chief financial officer since August 2008 and was named senior vice president in 2014. Mr. Scibetta currently oversees finance and other support services, as well as manufacturing and research and development activities at our Science Center campus. Prior to his employment at Pacira, Mr. Scibetta was chief financial officer of Bioenvision, Inc. (NASDAQ: BIVN) from 2006 until its acquisition by Genzyme, Inc. in 2007. From 2001 to 2006, Mr. Scibetta was executive vice president and chief financial officer of Merrimack Pharmaceuticals, Inc. Mr. Scibetta formerly served as a senior investment banker at Shattuck Hammond Partners, LLC and PaineWebber Inc., providing capital acquisition, merger and acquisition, and strategic advisory services to healthcare companies. He currently serves on the board and chairs the audit committee of Matinas BioPharma, and previously served on the boards of Merrimack Pharmaceuticals, LaboPharm and Nephros. Mr. Scibetta holds a B.S. in physics from Wake Forest University, and an M.B.A. in finance from the University of Michigan. He completed executive education studies in the Harvard Business School Leadership & Strategy in Pharmaceuticals and Biotechnology program. Mr. Scibetta was named 2013 CFO of the Year by NJbiz.com.

        Gary Patou, M.D. has served as our chief medical officer since March 2009. Dr. Patou has been a managing director of MPM Capital since 2005. He has served as chief medical officer of the following MPM Capital portfolio companies: Peplin, Ltd. (ASX: PLI), from June 2006 to April 2007 and from June 2008 to May 2009, Cerimon Pharmaceuticals, Inc., from June 2005 to June 2006, and Oscient Pharmaceuticals, Inc., from February 2004 to April 2005. From 2001 to 2004, he was president of Genesoft and from 1995 to 2000, Dr. Patou worked at SmithKline Beecham Pharmaceuticals, now a unit of GlaxoSmithKline (LSE: GSK), where he held positions of increasing responsibility including senior vice president and director, project and portfolio management. From 1991 to 1995, he held increasing senior, director level positions at Vernalis (LSE: VER), formerly British Biotechnology. He currently serves as a member of the board of directors of Xenon Pharmaceuticals, Inc. He served as a member of the board of directors of Oscient Pharmaceuticals Corporation (NASDAQ: OSCI) from 2005 to 2008. Dr. Patou has held a number of academic appointments at University College & Middlesex School of Medicine in London and holds an M.D. from University College, London.

        Taunia Markvicka, Pharm. D. has served as our vice president, commercial since November 2010 and was named senior vice president and chief commercial officer in 2014. Her most recent pharmaceutical positions include serving as a franchise marketing director at The Medicines Company for cardiovascular and hematology acute care products. Previously, Dr. Markvicka was Marketing Director at Watson Pharmaceuticals, where she oversaw marketing, medical marketing and new product planning for urology and general products. She was also with Advantage Healthcare, a strategic marketing and new product planning firm, as a Vice President, for two years. She joined the pharmaceutical industry, initially taking a two year post-doctoral fellowship position with Sandoz (now Novartis). Dr. Markvicka currently serves on the board of CorMedix Inc. (NYSE MKT: CRMD). Dr. Markvicka holds a Doctor of Pharmacy degree from the University of Nebraska, an MBA from St. Joseph's University, and she maintains her license as a registered pharmacist.

Family Relationships

        There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE

Director Nomination Process

        Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

        The process followed by our nominating and governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board.

        The nominating and corporate governance committee evaluates potential candidates, taking into account several factors, including, without limitation, the individual's (a) reputation for integrity, honesty and adherence to high ethical standard; (b) understanding of the Company's business and industry; (c) business acumen, experience, and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company; and (d) willingness and ability to commit adequate time to board and committee matters and to contribute positively to the decision-making process of the Company. The committee does not have a formal policy regarding board diversity. In selecting director nominees, the committee focuses on identifying individuals who will further the interests of our stockholders through his or her established record of professional accomplishment and will contribute positively to the collaborative culture among board members.

        Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and, if the stockholder is not a stockholder of record, a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to the nominating and corporate governance committee, c/o Secretary, Pacira Pharmaceuticals, Inc., 5 Sylvan Way, Parsippany, New Jersey 07054. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. Stockholders also have the right under our amended and restated bylaws to nominate director candidates directly, without any action or recommendation on the part of the nominating and corporate governance committee or the board of directors, by following the procedures set forth below under the heading "Stockholder Proposals."

Majority Vote Director Resignation Policy

        Our board of directors has implemented a Majority Vote Director Resignation Policy in our Corporate Governance Guidelines. Under the policy, any director nominee who receives a greater number of "WITHHOLD" votes than "FOR" votes in an uncontested election must promptly tender his or her resignation to the board following certification of the stockholder vote. Within 90 days following the certification of the vote, the independent directors on the board would consider the offer of resignation and determine whether to accept or reject the tendered resignation. If the independent directors determine not to accept the tendered resignation, we will publicly disclose (via press release or SEC filing) such determination and the factors considered by the independent directors in making such determination.

 Director Independence

        Our board of directors has determined that each of our directors, with the exception of David Stack and Gary Pace, is an "independent director" as defined under the applicable NASDAQ rules. In making such independence determination, the board of directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that the board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

        We have entered into a consulting agreement with Dr. Pace, pursuant to which Dr. Pace provides consulting services to us in the manufacturing area as Technical Advisor to the Chief Executive Officer and the board of directors. Pursuant to the consulting agreement, Dr. Pace is currently compensated at the rate of $5,000 per month and has received options to purchase our common stock. See "Related Person Transactions—Consulting Agreement with Gary Pace" below for more information. As a result of Dr. Pace's compensation arrangements under the consulting agreement, the board determined that he does not qualify as an "independent director" under applicable NASDAQ rules. In determining Mr. Kronenfeld's independence, the board of directors considered certain relationships between the Company and Maimonides Medical Center.

Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees operate under a written charter that has been approved by our board of directors. Each committee charter is available by clicking on the "Investors & Media" section of our corporate website, located at http://www.pacira.com.

Audit Committee

        The members of our audit committee are Dennis Winger, John Longenecker and Laura Brege, who chairs the committee. Our audit committee met eight times during 2013. Our board of directors has determined that each of the directors serving on our audit committee are independent within the meaning of applicable NASDAQ rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, our board of directors has determined that Ms. Brege qualifies as an audit committee financial expert within the meaning of SEC regulations and applicable NASDAQ rules. In making this determination, our board has considered the formal education and nature and scope of her previous experience, coupled with past and present service on various audit committees. Our audit committee assists our board of directors in its oversight of our accounting and financial reporting process and the audits of our financial statements. Our audit committee's responsibilities include:

  •
  appointing, evaluating, retaining and, when necessary, terminating the engagement of our independent registered public accounting firm;

  •
  overseeing the independence of our independent registered public accounting firm, including obtaining and reviewing reports from the firm;

  •
  setting the compensation of our independent registered public accounting firm;

  •
  overseeing the work of our independent registered public accounting firm, including receiving and considering reports made by our independent registered public accounting firm regarding accounting policies and procedures, financial reporting and disclosure controls;

  •
  reviewing and discussing with management and our independent registered public accounting firm our audited financial statements and related disclosures;

  •
  preparing the annual audit committee report required by SEC rules;

  •
  coordinating the board's oversight of internal control over financial reporting, disclosure controls and procedures and code of conduct;

  •
  reviewing our policies with respect to risk assessment and risk management;

  •
  establishing procedures related to the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

  •
  reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our related person transaction policy; and

  •
  meeting independently with management and our independent registered public accounting firm.

        All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

        The members of our compensation committee are Mark Kronenfeld, John Longenecker, Yvonne Greenstreet, Andreas Wicki and Paul Hastings, who chairs the committee. Our compensation committee met four times during 2013. Our board of directors has determined that each of the directors serving on our compensation committee are independent within the meaning of applicable NASDAQ rules for purposes of membership on the compensation committee. Our compensation committee assists our board of directors in the discharge of its responsibilities relating to the compensation of our executive officers. Our compensation committee's responsibilities include:

  •
  approving our chief executive officer's compensation, and approving the compensation of our other executive officers reporting directly to our chief executive officer;

  •
  overseeing the evaluation of our senior executives;

  •
  overseeing, administering, reviewing and making recommendations to the board of directors with respect to our incentive compensation and equity-based plans;

  •
  reviewing and making recommendations to the board of directors with respect to director compensation; and

  •
  reviewing and discussing with management the compensation discussion and analysis and preparing the annual compensation committee report, as required by SEC rules.

        As part of the 2013 compensation process, our compensation committee retained Radford ("Radford") as its independent compensation consultant. Radford provided advisory services only with respect to executive compensation and does no other business with the Company. Please see "Compensation Discussion and Analysis" for further description of the services provided by Radford. Radford does not provide any services to management and had no prior relationship with management prior to the engagement. Prior to engaging Radford, our compensation committee considered the independence of Radford in accordance with the terms of the compensation committee's charter. Our compensation committee did not identify any conflicts of interest with respect to Radford.

Nominating and Corporate Governance Committee

        The members of our nominating and corporate governance committee are Laura Brege, Paul Hastings, and John Longenecker, who chairs the committee. Our nominating and corporate governance committee met three times during 2013. The nominating and corporate governance committee's responsibilities include:

  •
  recommending to the board of directors the persons to be nominated for election as directors or to fill any vacancies on the board of directors, and to be appointed to each of the board's committees;

  •
  developing and recommending to the board of directors corporate governance guidelines; and

  •
  overseeing an annual self-evaluation of the board of directors.

Board and Committee Meetings Attendance

        The full board of directors met seven times during 2013. During 2013, each member of the board of directors attended in person or participated in 75 percent or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

        We do not have a formal policy regarding attendance by members of our board of directors at our annual meetings of stockholders. Our practice, however, is to have a meeting of the board immediately following the annual meeting of stockholders. Seven members of our board attended the annual meeting of stockholders in 2013.

Code of Business Conduct and Ethics

        We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the Corporate Governance section of our website, which is located at www.pacira.com. If we make any substantive amendments to, or grant certain waivers from, the code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board's Role in Risk Oversight

        Our board of directors does not have a policy regarding separation of the roles of chief executive officer and chairman of the board. The board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, our chief executive officer serves as the chairman of the board, and Paul Hastings, a non-employee independent director, serves as our lead director. Our board believes that this structure, combined with our corporate governance policies and processes, creates an appropriate balance between strong and consistent leadership and independent oversight of our business. The chairman chairs the meetings of our board and stockholders, with input from the lead director, and as such, our board believes that a person with a comprehensive knowledge of our company is in the best position to serve such role.

        Our board believes that our current leadership structure and the composition of our board protect stockholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our board and management. More than a majority of our current directors are "independent" under NASDAQ standards, as more fully described above. The independent directors meet in executive sessions, without management present, during each regularly scheduled board meeting and are very active in the oversight of our company. Each independent director has the ability to add items to the agenda for board meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our board of directors and each committee of our board has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.

        Our lead director plays a leading role with respect to corporate governance. His responsibilities include, without limitation, ensuring that our board works together as a cohesive team with open communication, ensuring that a process is in place by which the effectiveness of our board can be evaluated on a regular basis, monitors communications from stockholders and other interested parties and otherwise consults with management and the chairman on matters relating to corporate governance and board performance. To this end, our lead director works with the chairman on the board agenda and board materials, facilitates annual assessments of the performance of the board along with the nominating and corporate governance committee and acts as the primary internal spokesperson for our board, ensuring that management is aware of concerns of our board, the stockholders, other stakeholders, and the public and, in addition, ensuring that management strategies, plans and performance are appropriately represented to our board of directors. Our lead director's role also includes presiding at executive sessions of the non-management directors. Our lead director also performs such other functions and responsibilities as requested by our board from time to time.

        Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013. Our board of directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks.

        Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Our compensation committee oversees risk management activities relating to our compensation policies and practices, and our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Communication with the Directors of Pacira

        Any interested party may contact the Chairman of our board of directors or the non-management members of our board of directors, as a group, by submitting a written communication to the Chairman at the following address:

Chairman of the Board c/o Pacira Pharmaceuticals, Inc. 5 Sylvan Way Parsippany, New Jersey 07054 United States

        You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

        A copy of any such written communication will also be forwarded to our General Counsel and retained for a reasonable period of time. Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Chairman considers to be important for the directors to know.

        The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

        Our board of directors compensation policy provides for the following compensation to our non-employee directors:

        Initial Stock Option Grant.    Each non-employee director who joins our board of directors receives an option under our stock incentive plan to purchase an aggregate of 15,000 shares of common stock, upon his or her initial appointment to our board of directors. Subject to the non-employee director's continued service as a director, the option will vest in 24 equal successive monthly installments over the 24 month period following the date of grant. In the event of a change of control or our liquidation or dissolution, 100% of the then unvested options will immediately vest. The exercise price of the options will be equal to the closing price per share of our common stock as reported on The Nasdaq Global Select Market on the date of grant.

        Annual Stock Option Grant.    Each non-employee director receives an option under our stock incentive plan to purchase an aggregate of 7,000 shares of common stock on the date of our first board of directors meeting held after each annual meeting of stockholders. Unless otherwise provided at the time of grant, subject to the non-employee director's continued service as a director, the option will vest in 12 equal successive monthly installments over the 12-month period following the date of grant. In the event of a change of control or our liquidation or dissolution, 100% of the then unvested options will immediately vest. The exercise price of the options will be equal to the closing price per share of our common stock as reported on The Nasdaq Global Select Market on the date of grant.

        Annual Fees.    Each non-employee director receives an annual fee as follows:

        Board Annual Fee—each non-employee member of our board of directors receives an annual fee of $45,000, and the lead director receives an additional annual fee of $20,000.

        Audit Committee Annual Fee—the chair of the audit committee receives an annual fee of $20,000 and each other non-employee member of the audit committee receives an annual fee of $10,000.

        Compensation Committee Annual Fee—the chair of the compensation committee receives an annual fee of $15,000 and each other non-employee member of the compensation committee receives an annual fee of $7,500.

        Nominating and Corporate Governance Committee Annual Fee—the chair of the nominating and corporate governance committee receives an annual fee of $10,000 and each other non-employee member of the nominating and corporate governance committee receives an annual fee of $5,000.

        Each annual fee is payable in cash in advance in four equal quarterly installments on the first day of each calendar quarter, provided that the amount of such payment shall be prorated for any portion of such quarter that the director was not serving on our board of directors. Each non-employee director is also reimbursed for reasonable travel and other expenses in connection with attending meetings of the board and any committee on which he or she serves.

        To date, Dr. Andreas Wicki, a non-employee director, has elected not to receive any compensation for his service on our board of directors. We do not compensate Mr. Stack, our chief executive officer, for his service on our board of directors.

 Director Compensation

        The following table sets forth a summary of the compensation earned by our directors for the year ended December 31, 2013, with the exception of Mr. Stack, who does not receive compensation for service on our board of directors and whose compensation is included in the "Summary Compensation Table" below, and Dr. Greenstreet, who was appointed to our board of directors on March 4, 2014.

Name	Fees Earned in Cash ($)	Option Awards(1)(8) ($)	Total ($)
Laura Brege	63,283	132,975	196,258
Luke Evnin(2)(7)	34,897	157,975	192,872
Paul Hastings	78,618	132,975	211,593
Mark Kronenfeld(3)	27,132	284,946	312,078
John Longenecker	67,574	132,975	200,549
Fred Middleton(4)(7)	52,081	157,975	210,056
Gary Pace	40,522	132,975	173,497
Andreas Wicki(5)	—	—	—
Dennis Winger(6)	16,739	371,191	387,930

(1)
Represents the grant date fair value of option awards granted in 2013 computed in accordance with stock-based accounting rules (FASB ASC Topic 718 Stock Compensation), excluding the effect of estimated forfeitures. For information regarding assumptions underlying the valuation of equity awards, see Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 25, 2014. Our directors will only realize compensation to the extent the fair value of our common stock is greater than the exercise price of such stock options.

(2)
Dr. Evnin resigned from our board of directors effective September 30, 2013.

(3)
Dr. Kronenfeld was appointed to our board of directors on June 12, 2013.

(4)
Mr. Middleton resigned from our board of directors effective September 30, 2013.

(5)
To date, Dr. Wicki has elected not to receive any compensation for his service on our board of directors.

(6)
Mr. Winger was appointed to our board of directors on September 11, 2013.

(7)
In connection with the resignations of two directors, the board of directors approved amendments to the stock options held by each of the departing directors. The amendments (i) accelerated the vesting of the unvested portion of certain options, and (ii) extended the period during which each departing director could exercise all vested options to September 30, 2015.

(8)
The aggregate number of option awards outstanding for each of our directors as of December 31, 2013, is as follows:

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Laura Brege	15,000	—	$13.98	6/2/2021
	7,000	—	10.81	6/5/2022
	3,500	3,500	29.90	6/12/2023
Luke Evnin	4,649	—	$1.61	9/30/2015
	1,395	—	5.49	9/30/2015
	15,692	—	13.98	9/30/2015
	7,000	—	10.81	9/30/2015
	7,000	—	29.90	9/30/2015
Paul Hastings	15,000	—	$13.98	6/2/2021
	7,000	—	10.81	6/5/2022
	3,500	3,500	29.90	6/12/2023
Mark Kronenfeld	3,750	11,250	$29.90	6/12/2023
John Longenecker	6,864	872	$1.61	9/2/2020
	5,000	—	13.98	6/2/2021
	7,000	—	10.81	6/5/2022
	3,500	3,500	29.90	6/12/2023
Fred Middleton	4,649	—	$1.61	9/30/2015
	1,395	—	5.49	9/30/2015
	15,692	—	13.98	9/30/2015
	7,000	—	10.81	9/30/2015
	7,000	—	29.90	9/30/2015
Gary Pace(1)	15,864	872	$1.61	9/2/2020
	5,000	—	13.98	6/2/2021
	18,333	11,667	11.02	4/3/2022
	7,000	—	10.81	6/5/2022
	23,333	46,667	16.67	8/17/2022
	3,500	3,500	29.90	6/12/2023
Andreas Wicki	—	—	—	—
Dennis Winger	1,875	13,125	$37.11	9/11/2023

(1)
The options with an expiration date of 4/3/2022 and 8/17/2022 were granted to Dr. Pace pursuant to his consulting agreement.

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2014

        Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of CohnReznick LLP as our independent registered public accounting firm. CohnReznick LLP has served as our independent registered public accounting firm since 2009.

        The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2014. Stockholder approval is not required to appoint CohnReznick LLP as our independent registered public accounting firm, however, the board of directors believes that submitting the appointment of CohnReznick LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain CohnReznick LLP. If the selection of CohnReznick LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders. A representative of CohnReznick LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

        The following table summarizes the fees billed by CohnReznick LLP for professional services rendered to us during fiscal years 2013 and 2012:

	2013	2012
Audit Fees(1)	$395,354	$354,341
Audit Related Fees	—	—
Tax Fees(2)	855	—
All Other Fees	—	—

Total Fees	$396,209	$354,341

(1)
Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other services provided in connection with statutory and regulatory filings, including registration statements.

(2)
Tax fees relate to tax consulting services provided in 2013.

Audit Committee Pre-Approval Policy and Procedures

        Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

        From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. Our audit committee has also delegated to the chairman of our audit committee the authority to approve any audit or non-audit services to be provided to us by our registered public accounting firm. Any approval of services by a member of our audit committee pursuant to this delegated authority is reported on at the next meeting of our audit committee.

        During our 2013 fiscal year, no services were provided to us by CohnReznick LLP or any other accounting firm other than in accordance with the pre-approval policies and procedures described above.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

REPORT OF THE AUDIT COMMITTEE

        The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Pacira's financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Pacira's independent accountants, (3) the performance of Pacira's internal audit function, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

        Management is responsible for Pacira's financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. The independent accountants are responsible for performing an independent audit of Pacira's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent accountants the audited consolidated financial statements of Pacira for the fiscal year ended December 31, 2013. The audit committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the audit committee received the written disclosures and the letter from the independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the audit committee concerning independence and has discussed with the independent accountants the independent accountants' independence.

        Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Pacira be included in Pacira's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, that was filed with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF PACIRA PHARMACEUTICALS, INC.
Laura Brege, Chairman John Longenecker Dennis Winger

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis provides information about our executive compensation program as it relates to the following "named executive officers" whose compensation information is presented in the tables and accompanying narratives following this discussion:

  •
  David Stack, President and Chief Executive Officer, Chairman;

  •
  James Scibetta, Senior Vice President and Chief Financial Officer;

  •
  Gary Patou, Chief Medical Officer;

  •
  Taunia Markvicka, Senior Vice President and Chief Commercial Officer; and

  •
  Lauren Riker, Executive Director, Finance.

Executive Summary

Objectives and Elements of Compensation

        The primary objective of our executive compensation program is to attract and retain superior executive talent and to reward our executives for performance and align executive interests with those of our stockholders. We aim to accomplish this through the following elements of compensation:

  •
  base salaries;

  •
  annual incentive bonuses based on our annual performance;

  •
  equity incentive awards; and

  •
  limited perquisites and other employee benefits.

2013 Company Performance

        In 2013, we grew revenue of our lead product, EXPAREL, by 422% to approximately $76.2 million, and we added 1,287 new accounts for sales of EXPAREL. In January 2013, we completed a private placement of $120.0 million in aggregate principal amount of 3.25% convertible senior notes, which yielded net proceeds of $115.3 million. In May 2013, we reported positive findings from the first part of our ongoing femoral nerve block study comparing the effect of EXPAREL versus placebo for total knee arthroplasty. During 2013, we also developed a sales and marketing team entirely dedicated to commercializing EXPAREL, entered into a distribution arrangement with CrossLink BioScience, LLC to promote and sell EXPAREL for certain indications in the U.S., and continued the expansion of our manufacturing facility located in San Diego, California, including the installation and FDA filing for approval of our Suite C manufacturing facility, which we believe will significantly increase our manufacturing capacity and our ability to meet the growing demand for EXPAREL. From the beginning of 2013 through April 17, 2014, our stock price has increased by approximately 272%.

 Quarterly EXPAREL Sales (in millions)

CEO Performance and Compensation

        David Stack has served as our President and Chief Executive Officer since November 2007 and was elected Chairman of our board of directors in June 2013. Mr. Stack has led us through our initial public offering, FDA approval of EXPAREL in October 2011 and its commercial launch in April 2012, and our ongoing marketing, distribution, and sale of EXPAREL in the U.S.

        Despite our outstanding 2013 business and stock performance, the total compensation of Mr. Stack and our other named executive officers was actually significantly lower in 2013 than in 2012. In fact, Mr. Stack's 2013 total compensation was less than one third of his 2012 total compensation. The overall decrease in total compensation in 2013 was primarily due to the fact that the compensation committee decided not to grant any equity awards to our named executive officers in 2013 because significant equity awards were made to our named executive officers in connection with our initial public offering, FDA approval of EXPAREL, and the commercial launch of EXPAREL.

        Increases in Mr. Stack's base salary for 2013 were approved to reward Mr. Stack for this performance and bring his base salary closer to the midpoint of our peer group. Likewise, Mr. Stack's 2013 annual incentive bonus payment rewarded Mr. Stack for leading us to our outstanding 2013 performance and aligned Mr. Stack's total cash compensation with the 50th percentile of our peer group. Prior to these increases in base salary and annual incentive bonus, Mr. Stack's total cash compensation was near the 25th percentile of our peer group.

*
Line graph represents our stock price from 2011 to 2013, and the bar graph represents Mr. Stack's total annual compensation for each of 2011 through 2013.

No Equity Awards to Named Executive Officers in 2013

        As noted above, despite our exceptional business and stock price performance in 2013, no equity awards were granted to our named executive officers in 2013 because significant stock option awards were made to our named executive officers in 2012 in recognition of our 2011 initial public offering, FDA approval of EXPAREL and the commercial launch of EXPAREL. In addition, a review of our peer group indicated that the 2012 equity compensation of our named executive officers was between the 50th and 75th percentile of our peer group while the total cash compensation of our named executive officers was below the 50th percentile (in some cases significantly below). Therefore, the compensation committee increased cash compensation levels in 2013 as a reward for our outstanding performance while making no equity awards to our named executive officers.

Corporate Governance Highlights

        In order to further align the long-term interests of management with those of our stockholders and align our compensation program with best practices, the compensation committee has established the following policies and practices:

  •
  Independent Compensation Committee.  The compensation committee, comprised solely of independent directors, approves all compensation for our named executive officers.

  •
  Independent Compensation Consultant.  The compensation committee retains an independent compensation consultant that does not provide any services to management and that had no prior relationship with management prior to the engagement. The compensation committee engaged Radford as its independent compensation consultant, and the committee determined that Radford has no conflicts of interest with our company.

  •
  Assessment of Compensation Risk.  The Committee assessed our compensation policies and programs and determined that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on our company.

  •
  Annual Say-on-Pay Vote.  We hold annual advisory say-on-pay votes to approve executive compensation.

  •
  No Excise Tax Gross-ups.  We do not provide our management with "excise tax gross-ups" in the event of a change of control.

  •
  Reasonable "Double Trigger" Change of Control Benefits:  We offer named executive officers a reasonable change of control severance package triggered upon a change of control followed by termination of the executive without cause or resignation for good reason.

  •
  No Enhanced Benefit Programs.  We do not provide our management with pensions or any other enhanced benefit programs beyond those that are typically available to all other employees.

  •
  Limited Perquisites.  Our management receives minimal perquisites, consisting primarily of group term life insurance premiums.

  •
  No Hedging or Pledging.  We do not allow our management or directors to engage in hedging transactions in our stock or to pledge our stock to secure loans or other obligations.

Executive Compensation Objectives and Processes

Objectives

        Our primary objective with respect to executive compensation is to attract, retain and motivate superior executive talent with the skills and experience to successfully execute our business strategy. Our executive compensation program is designed to:

  •
  Provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value;

  •
  Align the interests of our executives with those of our stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of increasing stockholder value;

  •
  Provide incentives that promote executive retention; and

  •
  Align our executives with the long term strategic goals and objectives approved by our Board of Directors.

        To achieve these objectives, our executive compensation program ties a portion of each named executive officer's overall compensation to key corporate financial goals and to individual goals. We have also historically provided a portion of our executive compensation in the form of stock option awards that vest over time, which we believe helps to retain our executive officers and aligns their interests with those of our stockholders by allowing them to participate in our long-term performance as reflected in the trading price of our common stock.

Processes and Peer Group

        Our compensation committee makes all compensation decisions regarding our named executive officers. Our chief executive officer annually reviews the performance of each of our other executive officers other than himself, and, based on these reviews, makes recommendations to our compensation committee regarding salary adjustments, annual incentive bonus payments and equity incentive awards for such executive officers. The compensation committee believes it is valuable to consider the recommendations of our chief executive officer with respect to these matters because, given his knowledge of our operations and the day-to-day responsibilities of our executive officers, he is in a unique position to provide the compensation committee with perspective into the performance of our executive officers in light of our business at a given point in time. While the compensation committee considers Mr. Stack's reviews and recommendation, the compensation committee decides the compensation of our named executive officers and also considers, among other things, company and individual performance, peer group data and recommendations from Radford as further described below.

        As part of the 2013 compensation process, our compensation committee reviewed certain peer group data provided by Radford. The peer group was selected from among publicly-traded pharmaceutical and biotechnology companies based in the U.S. and then further refined based on revenue, market value, and headcount. The compensation committee also took into consideration the company's stage of development, net income, and other key financial metrics. This peer group is comprised of 21 publicly traded companies. As of December 31, 2013, our market capitalization was at the 87th percentile of this group, and our annual revenue was at the 57th percentile of the group, based on annual revenue as of the most recent applicable fiscal year end. We believe these companies are broadly comparable to us, and represent our labor market for talent for key leadership positions. Our compensation committee regularly reviews our peer group with Radford to determine if adjustments are necessary to ensure that it continues to be relevant or if additional peer companies or groups are necessary to provide appropriate information on market practices and compensation levels.

        The peer companies for 2013 are listed below:

Acorda Therapeutics	Momenta Pharmaceuticals
Affymax	Nektar Therapeutics
AMAG Pharmaceuticals	NPS Pharmaceuticals
Avanir Pharmaceuticals	Obagi Medical
Cadence Pharmaceuticals, Inc.	Optimer Pharmaceuticals
Depomed	Santarus
Dyax	Spectrum Pharmaceuticals
Halozyme Therapeutics	Vical
Idenix Pharmaceuticals	Xenoport
Isis Pharmaceuticals	Zogenix
MAP Pharmaceuticals

        The peer group used in 2013 was identical to the peer group used in the 2012 executive compensation review process. For establishing 2014 compensation, the compensation committee has modified the peer group criteria used for determining peer companies to better reflect our revenue, employee size and market capitalization. The resulting 2014 peer group is designed to align us within the midrange of the peer group utilizing the above criteria.

        Our compensation committee does not "benchmark" the compensation of any of our named executive officers to a specific percentile of our peer group; rather, the committee took the results of Radford's comparative analyses, as well as the considerations provided by Radford with respect to components and levels of compensation for our executive officers, under advisement in determining competitive market practice in our industry. The compensation committee considered the assessment of peer group market compensation, historical compensation levels, subjective assessments of individual performance and worth and other subjective factors in establishing and approving the various elements of our executive compensation program for 2013. As discussed below, the compensation committee sought to better align 2013 cash compensation of our named executive officers towards the 50th percentile of total cash compensation of our peer group yet the total cash compensation generally approximated the 38th percentile of our peer group.

Say-on-Pay

        At our annual meeting of stockholders in June 2013, we held our first advisory stockholder vote to approve the compensation of our named executive officers, which we refer to as say-on-pay. The compensation of our named executive officers reported in our 2013 proxy statement was approved by 77% of the votes cast at the 2013 annual meeting. The compensation committee has considered and will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for our named executive officers. Proxy advisory firms expressed concern that our 2012 total compensation was relatively high due to the value of stock option awards granted to our named executive officers in 2012. As previously noted, the 2012 stock option grants were made in special recognition of our successful initial public offering, FDA approval of EXPAREL and the commercial launch of EXPAREL. In consideration of the say-on-pay votes and proxy advisory firm feedback noted above, as well as the express special intent of the option grants made in 2012, the compensation committee did not grant any equity awards to our named executive officers in 2013.

Elements of Our Executive Compensation Program

        The primary elements of our executive compensation program are:

  •
  base salaries;

  •
  annual incentive bonuses based on our annual performance;

  •
  equity incentive awards; and

  •
  limited perquisites and other employee benefits.

        Base Salaries.    We use competitive base salaries to attract and retain qualified candidates to help us achieve our growth and performance goals. Base salaries are intended to recognize a named executive officer's immediate contribution to our organization, as well as his or her experience, knowledge and responsibilities.

        Our compensation committee annually evaluates adjustments to executive officer base salary levels based on factors determined to be relevant, including:

  •
  recommendations from our chief executive officer (for named executive officers other than himself);

  •
  the executive officer's skills and experience;

  •
  the particular importance of the executive officer's position to us;

  •
  the executive officer's individual performance;

  •
  the executive officer's growth in his or her position; and

  •
  the results of Radford's comparative assessment regarding base salaries for comparable positions at peer companies.

        After considering the above factors, including a peer company comparative review with Radford, and for merit and retention purposes, our compensation committee approved increases to the base salary of each of our named executive officers, except for Dr. Patou, who is compensated under the services agreement described under "Related Person Transactions," below. The services agreement was amended in September 2013 to provide for $10,000 of additional monthly compensation in exchange for an increase in Dr. Patou's business time dedicated to us. Prior to the base salary increase, Mr. Stack's base salary was near the bottom 30th percentile of our peer group. The increase in Mr. Stack's base salary more closely aligns Mr. Stack's base salary near the 40th percentile of the peer group.

        The 2013 base salaries of our named executive officers are below:

Named Executive Officer	2013 Base Salary	Increase Over 2012 Base Salary
David Stack	$509,000	10%
James Scibetta	$328,400	3%
Taunia Markvicka	$318,900	1%
*Gary Patou	$317,600	N/A
Lauren Riker	$218,437	3%

*
Amount shown is annualized pursuant to the September 2013 amendment to the services agreement. See "Related Person Transactions—Services Agreement with Gary Patou and MPM Asset Management LLC" below.

        Annual Incentive Bonuses.    The compensation committee believes that annual incentive bonuses that are awarded to our named executive officers for meeting or exceeding company performance goals and individual achievement goals provide our officers additional incentive to outperform our peer companies, increase stockholder value and ensure that we attract and retain talented named executive officers. Each year, the compensation committee establishes a target annual incentive award for each named executive officer (except for Dr. Patou, who is compensated under the services agreement) expressed as a percentage of the executive's base salary, based on results of Radford's comparative assessment regarding annual incentive award targets for comparable positions at peer companies, the estimated contribution and responsibility of the individual named executive officer and market practices. Our compensation committee follows a team-based approach when setting target annual incentive awards in which like positions have the same amount of pay as a percentage of base salary at-risk. For 2013, the targets for our named executive officers remained the same as in 2012 and actual payouts were:

Named Executive Officer	Annual Incentive Target (as a percentage of Base Salary)	Actual 2013 Annual Incentive Payment (as a percentage of Base Salary)
David Stack	50%	80%
James Scibetta	30%	43%
Taunia Markvicka	30%	44%
Gary Patou	*	*
Lauren Riker	25%	32%

*
Under the services agreement, Dr. Patou is eligible to receive additional compensation equal to 35% of his service fee for the applicable year, which amount is awarded in the full discretion of the compensation committee.

        Our compensation committee assesses the achievement of corporate and individual goals and performance at the end of each fiscal year, together with the results of a comparative review conducted by Radford, to determine, on a discretionary basis, the appropriate bonus for each named executive officer. The compensation committee also has the authority to award discretionary cash bonuses to our executive officers in the event of extraordinary short-term efforts and achievements by our executive officers.

        In 2013, our compensation committee exercised its discretion to award annual incentive bonuses to our named executive officers above the target percentage, as shown above, due to our outstanding 2013 operating and business results and outstanding individual performance by each of our named executive officers, including performance relating to EXPAREL sales, EXPAREL manufacturing expansion and financing and pipeline. In addition to the factors referred to under "2013 Company Performance" above, other primary performance factors considered by the compensation committee in determining the 2013 annual incentive bonuses included, among others:

  •
  exceeding corporate goals of $70 million for 2013 net EXPAREL sales;

  •
  successful sales force rollover to our employees;

  •
  significant growth in market capitalization during 2013;

  •
  clinical trial successes and progress;

  •
  achievement of build out of corporate infrastructure to support growth;

  •
  successful minimally dilutive January 2013 debt financing; and

  •
  successful progress towards manufacturing expansion.

        The annual incentive awards brought our named executive officer's cash compensation closer to the 50th percentile of our peer group, given the below peer group median base salaries.

        Equity Incentive Awards.    We believe that our long-term performance is enhanced through equity awards to our named executive officers. Equity awards reward our named executive officers for maximizing stockholder value over time and align the interests of our executives with those of our stockholders. All equity incentive awards granted to our named executive officers are approved by our compensation committee. To date, equity incentive awards to our executive officers have been made in the form of stock options with exercise prices equal to the closing market price of our common stock on the date of grant. We believe that equity incentive awards:

  •
  provide our named executive officers with a strong link to our long-term performance by enhancing their accountability for long-term decision making;

  •
  create an ownership culture by aligning the interests of our named executive officers with the creation of value for our stockholders; and

  •
  further our goal of executive retention.

        As previously noted, despite our exceptional business and stock price performance in 2013, no equity awards were granted to our named executive officers in 2013 because significant stock option awards were made to our named executive officers in 2012 in recognition of our initial public offering, FDA approval of EXPAREL and the commercial launch of EXPAREL. In addition, a review of our peer group indicated that the 2012 equity compensation of our named executive officers was generally between the 50th and 75th percentile of our peer group while the total cash compensation of our named executive officers was below the 50th percentile (in some cases significantly below). Therefore, the compensation committee increased cash compensation levels in 2013 as a reward for our outstanding performance while making no equity awards to our named executive officers during 2013.

        Other Employee Benefits.    We maintain broad-based benefits that are provided to all employees, including our 401(k) retirement plan, flexible spending accounts, medical and dental care plans, life insurance, short- and long-term disability policies, vacation and company holidays. Our named executive officers are eligible to participate in each of these programs on the same terms as non-executive employees; however, our named executive officers are eligible for life insurance coverage equal to three times (rather than two times) their annual base salary.

        Severance and Change of Control Arrangements.    We have entered into employment agreements with each of our named executive officers, except Dr. Patou, with whom we have entered into a services agreement. Each of these agreements provides the named executive officer with certain severance benefits in connection with certain terminations of the executive's employment both before and after a change of control. The compensation committee believes that reasonable severance and change of control protections for our named executive officers strengthens our competitive compensation package providing us with a recruitment and retention benefit, aligns the interests of the named executive officers with those of the stockholders and ensures continued dedication to the Company in change of control situations that may result in personal uncertainties. See "Employment Agreements, Severance and Change of Control Arrangements" below.

        Clawback.    As of the date of this proxy statement, we do not have a formal compensation recovery policy, often referred to as a "clawback" policy, aside from the clawback provisions for the chief executive officer and chief financial officer under the Sarbanes-Oxley Act of 2002, which provides that the CEO and the CFO must reimburse the Company for any bonus or other incentive-based or equity-based compensation received during the twelve-month period following the preparation of an accounting restatement, as a result of misconduct. The compensation committee intends to adopt a formal clawback policy once the final rules relating to such policies are issued pursuant to the Dodd-Frank Act.

        Tax Considerations.    Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the Code, generally disallows a tax deduction for compensation in excess of $1.0 million paid by a public company to its chief executive officer and to each other officer (other than its chief financial officer) whose compensation is required to be reported to stockholders by reason of being among the three other most highly paid executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We will periodically review the potential consequences of Section 162(m) on the various elements of our executive compensation program, and we generally intend to structure the equity incentives component of our executive compensation program, where feasible, to comply with exemptions under Section 162(m) so that the compensation remains tax deductible to us. However, our board of directors or compensation committee may, in its judgment, authorize compensation payments that do not comply with the exemptions under Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

        Section 409A of the Code applies to plans, agreements and arrangements that provide for the deferral of compensation, and imposes penalty taxes on employees if those plans, agreements and arrangements do not comply with Section 409A. We have sought to structure our executive compensation arrangements to be exempt from, or comply with, Section 409A.

Compensation Committee Report

        The compensation committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management, and, based on such review and discussions, the compensation committee recommended to the board of directors of the Company that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF PACIRA PHARMACEUTICALS, INC.
Paul Hastings, Chairman Yvonne Greenstreet Mark Kronenfeld John Longenecker Andreas Wicki

Summary Compensation Table

        The following table sets forth information regarding compensation earned for services rendered during fiscal years 2013, 2012, and 2011 for our chief executive officer, our chief financial officer, and the two other most highly compensated executive officers who were serving as executive officers at the end of 2013. We refer to these individuals as our "named executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
David Stack	2013	509,000	407,200	—	2,772	918,972
President and Chief Executive	2012	462,000	231,000	2,478,034	2,879	3,173,913
Officer	2011	409,046	206,000	—	2,772	617,818
James Scibetta	2013	328,400	140,000	—	630	469,030
Senior Vice President and	2012	318,100	100,000	1,062,015	654	1,480,769
Chief Financial Officer	2011	276,106	100,000	—	630	376,736
Taunia Markvicka	2013	318,900	140,000	—	630	459,530
Senior Vice President and	2012	315,000	65,000	1,062,015	436	1,442,451
Chief Commercial Officer	2011	220,000	100,000		420	320,420
Gary Patou	2013	317,600	50,000	—	—	367,600
Chief Medical Officer	2012	285,871	50,000	1,420,570	—	1,756,441
	2011	317,604	100,000	—	19,056	436,660
Lauren Riker	2013	218,437	70,000		378	288,815
Executive Director, Finance

(1)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718—Stock Compensation), excluding the effect of estimated forfeitures. With respect to Dr. Patou, amount represents the fair value of the options granted at the time of grant on June 5, 2012 and June 7, 2012, respectively. Assumptions used in the calculations of these amounts are included in Note 11 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013. Our named executive officers will only realize compensation to the extent the fair value of our common stock is greater than the exercise price of such stock options.

(2)
With respect to Mr. Stack, Mr. Scibetta, Dr. Markvicka, and Ms. Riker, amounts represent group term life insurance premiums paid-in full by us, and, with respect to Dr. Patou, the amount represents payments made to MPM AM pursuant to the services agreement described in "Related Person Transactions," below.

Grants of Plan-Based Awards

        No equity grants or non-equity incentive grants were made to any of our named executive officers during fiscal year 2013.

 Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth certain information with respect to outstanding options held by our named executive officers at December 31, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
David Stack	185,960	—		$1.61	9/2/2020
	147,752	47,943	(1)	1.61	9/2/2020
	118,849	39,617	(2)	5.49	12/29/2020
	131,250	218,750	(3)	10.81	6/5/2022
James Scibetta	74,384	—		$1.61	9/2/2020
	19,304	13,685	(1)	1.61	9/2/2020
	39,658	13,220	(2)	5.49	12/29/2020
	56,250	93,750	(3)	10.81	6/5/2022
Taunia Markvicka	2,675	4,010	(1)	$1.61	9/2/2020
	3,762	4,587	(2)	5.49	12/29/2020
	6,250	93,750	(3)	10.81	6/5/2022
Gary Patou	7,014	11,070	(1)	$1.61	9/2/2020
	31,777	10,592	(2)	5.49	12/29/2020
	15,000	25,000	(3)	10.81	6/5/2022
	22,500	37,500	(4)	11.68	6/7/2022
Lauren Riker	15,833	14,167	(5)	$10.34	5/11/2021
	11,251	18,749	(3)	10.81	6/5/2022

(1)
This option vested with respect to 25% of the shares subject to the option on September 2, 2011 and vests with respect to the remaining shares in approximately equal successive monthly installments over 36 months thereafter provided that the named executive officer continues to provide services to us over such period.

(2)
This option vested with respect to 25% of the shares subject to the option on December 29, 2011 and vests with respect to the remaining shares in approximately equal successive monthly installments over 36 months thereafter provided that the named executive officer continues to provide services to us over such period.

(3)
This option vested with respect to 25% of the shares subject to the option on June 5, 2013 and vests with respect to the remaining shares in approximately equal successive monthly installments over 36 months thereafter provided that the named executive officer continues to provide services to us over such period.

(4)
This option vested with respect to 25% of the shares subject to the option on June 7, 2013 and vests with respect to the remaining shares in approximately equal successive monthly installments over 36 months thereafter provided that the named executive officer continues to provide services to us over such period.

(5)
This option vested with respect to 25% of the shares subject to the option on May 11, 2012 and vests with respect to the remaining shares in approximately equal successive monthly installments over 36 months thereafter provided that the named executive officer continues to provide services to us over such period.

Options Exercises and Stock Vested

        The following table sets forth information for each of our named executive officers regarding stock options exercised during 2013.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
David Stack	60,000	2,307,527
James Scibetta	40,000	1,523,826
Taunia Markvicka	104,454	3,856,027
Gary Patou	100,000	3,139,341
Lauren Riker	10,000	196,600

(1)
The value realized is the difference between the fair market value of our common stock at the time of exercise and the exercise price.

Employment Agreements, Severance and Change of Control Arrangements

Employment Agreements

        We entered into employment agreements with each of our named executive officers, except Dr. Patou, with whom we have entered into a services agreement, as further described below. The agreements with each of Mr. Stack, Mr. Scibetta, and Dr.. Markvicka and Ms. Riker provide for "at will" employment which means we or the executive can terminate his or her employment at any time, with or without cause. Pursuant to the agreements, as amended, each of such named executive officers will be entitled to a base salary and certain benefits.

        If our chief executive officer (i) is terminated for any reason other than for "cause," or (ii) terminates his employment for "good reason," then he will be entitled to:

  •
  earned and accrued base salary, bonus, vacation time and other benefits;

  •
  monthly salary continuation payments for a period of 12 months from the effective date of the release required to be provided as a condition to receiving these payments;

  •
  health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

  •
  immediate vesting of the portion of the unvested options granted to him in connection with the agreement that would have become vested during the 12-month period following the date of termination.

        If, within 30 days prior to, or 12 months following, a "change of control," our chief executive officer (i) is terminated for any reason other than for "cause," or (ii) terminates his employment during the agreement term for "good reason," then he will be entitled to:

  •
  earned and accrued base salary, bonus, vacation time and other benefits;

  •
  monthly salary continuation payments for a period of 24 months from the effective date of the release required to be provided as a condition to receiving these payments;

  •
  in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment in the amount of one hundred percent (100%) of his then-current base salary, payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment;

  •
  health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

  •
  immediate vesting of all unvested options granted to him in connection with the agreement.

        If any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for "cause," or (ii) terminates his or her employment for "good reason," then such executive officer will be entitled to:

  •
  earned and accrued base salary, bonus, vacation time and other benefits;

  •
  monthly salary continuation payments for a period of nine months from the effective date of the release required to be provided as a condition to receiving these payments;

  •
  health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

  •
  immediate vesting of the portion of the unvested options granted to such executive officer in connection with the agreement that would have become vested during the nine-month period following the date of termination (which options were granted on September 2, 2010 for Mr. Scibetta and Dr. Markvicka and May 11, 2011 for Ms. Riker).

        If, within 30 days prior to, or 12 months following, a "change of control," any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for "cause," or (ii) terminates his or her employment during the agreement term for "good reason," then such executive officer will be entitled to:

  •
  earned and accrued base salary, bonus, vacation time and other benefits;

  •
  monthly salary continuation payments for a period of 12 months from the effective date of the release required to be provided as a condition to receiving these payments;

  •
  in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment in the amount of thirty percent (30%) of such executive officer's then-current base salary, payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment; provided, however, that Ms. Riker's bonus payment amount is twenty-five percent (25%);

  •
  health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

  •
  immediate vesting of all unvested options granted to such executive officer in connection with the agreement.

        Our obligation to make the severance payments described above will be conditioned upon the executive officer's continued compliance with the non-competition and confidentiality obligations set forth in his or her employment agreement and the executive officer's execution of a general release of claims against us.

        Under the employment agreements, "cause" generally means: (i) failure to substantially perform the duties owed to us after receiving written notice that sets forth in detail the specific respects in which our board of directors believes that the duties have not been substantially performed, and failure to correct the failure within 30 days after receiving a demand for substantial performance and opportunity to cure; (ii) fraud, misconduct, dishonesty, gross negligence or other acts either injurious to us or conducted with intentional disregard for our best interests; (iii) failure to follow reasonable and lawful instructions from our board of directors and failure to cure such failure after receiving 20 days advance written notice; (iv) material breach of the terms of the employment agreement or our employee proprietary information and inventions assignment agreement or any other similar agreement that may be in effect from time to time; or (v) conviction of, or pleading guilty or nolo contendere to, any misdemeanor involving dishonesty or moral turpitude or related to our business, or any felony.

        Under the employment agreements, "good reason" generally means, without the executive officer's prior written consent: (i) any material reduction of the executive officer's then effective base salary that is not in accordance with his employment agreement or related to a cross-executive team salary reduction; (ii) any material breach by us of the executive officer's employment agreement; or (iii) a material reduction in the executive officer's responsibilities or duties, not including a mere reassignment following a change of control to a position that is substantially similar to the position held prior to the change of control; provided, however, that no such event or condition shall constitute good reason unless (x) the executive officer gives us a written notice of termination for good reason not more than 90 days after the initial existence of the condition, (y) the grounds for termination (if susceptible to correction) are not corrected by us within 30 days of our receipt of such notice and (z) the termination date occurs within one (1) year following our receipt of such notice.

        Under the employment agreements, a "change of control" means (i) a merger or consolidation of either us or PPI-California into another entity in which the stockholders of us or PPI-California (as applicable) do not control 50% or more of the total voting power of the surviving entity (other than a reincorporation merger); (ii) the sale, transfer or other disposition of all or substantially all of our assets in a liquidation or dissolution; or (iii) the sale or transfer of more than 50% of our outstanding voting stock. In the case of each of the foregoing clauses (i), (ii) and (iii), a change of control as a result of a financing transaction entered into by us or PPI-California shall not constitute a change of control for purposes of these agreements.

Services Agreement with Gary Patou

        In October 2010, we entered into an agreement with Dr. Patou, our chief medical officer, and MPM Asset Management LLC, or MPM AM, to provide services to us customarily expected of a chief medical officer. Pursuant to the original services agreement, the services were provided by Dr. Patou at a monthly rate of approximately $26,000 in 2010 and 2011 in exchange for 80% of Dr. Patou's business time, $16,000 in 2012 in exchange for 50% of Dr. Patou's business time, and $6,000 in 2013 and 2014 in exchange for 20% of Dr. Patou's business time. The original services agreement has been amended three times. The first amendment to this agreement was entered into in December 2011 and provided that Dr. Patou would continue to earn a monthly consulting fee of approximately $26,000 in exchange for 80% of his business time through September 30, 2012. In November 2012, we entered into a second amendment to the services agreement, pursuant to which the monthly services fee remained at approximately $16,000, through December 31, 2013, in exchange for 50% of Dr. Patou's business time. In September 2013, we entered into a third amendment to the services agreement to provide for a monthly service fee of approximately $26,000 in exchange for 80% of Dr. Patou's business time, through December 31, 2014.

        If we terminate our consulting relationship with Dr. Patou and MPM AM other than for "cause" (as defined in the agreement) or the consulting relationship is terminated by Dr. Patou and MPM AM for "good reason" (as defined in the agreement), then MPM AM will be entitled to continuation of the then effective monthly service fee for a period of nine months following the date of termination, and Dr. Patou will be entitled to immediate vesting of the portion of the unvested options that would have vested during the nine month period following the date of termination, provided that the options granted to Dr. Patou in December 2010 are subject to additional vesting. In addition, if within 30 days prior to, or 12 months following, a "change of control" (as defined in the agreement), the consulting relationship is terminated other than for "cause" or for "good reason", then in addition to the service payments above, Dr. Patou will also be entitled to immediate vesting of the entire unvested portion of his stock option granted on September 2, 2010.

 Potential Payments on Termination or Change of Control

        Below is a summary of the potential payments that each of our named executive officers would have received upon the occurrence of the termination events specified below, assuming that each triggering event occurred on December 31, 2013.

Involuntary Termination without Cause or Resignation for Good Reason

Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards ($)(1)	Total ($)
David Stack	$509,000	$23,316	$8,823,638	$9,355,954
James Scibetta	246,300	23,316	2,593,172	2,862,788
Taunia Markvicka	239,175	23,316	1,491,755	1,754,246
Gary Patou	238,205	—	1,897,142	2,135,347
Lauren Riker	163,827	—	616,153	779,980

(1)
Amounts based on the fair market value of our common stock of $57.49 per share, which was the closing price of our common stock on December 31, 2013 as reported on the Nasdaq Global Select Market.

Involuntary Termination without Cause or Resignation for Good Reason in connection with a Change of Control

Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards ($)(1)	Total ($)
David Stack	$1,527,000	$23,316	$14,950,388	$16,500,704
James Scibetta	426,920	23,316	5,828,407	6,278,643
Taunia Markvicka	414,570	23,316	4,838,852	5,276,738
Gary Patou	238,205	—	4,054,250	4,292,455
Lauren Riker	273,046	—	1,543,177	1,816,223

(1)
Amounts based on the fair market value of our common stock of $57.49 per share, which was the closing price of our common stock on December 31, 2013 as reported on the Nasdaq Global Select Market.

PROPOSAL NO. 3—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        As required by Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a "say on pay" proposal, gives stockholders the opportunity to approve or reject our executive pay program through the following resolution:

    "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers of Pacira Pharmaceuticals, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion in the Company's 2014 proxy statement."

        We conduct the say on pay advisory vote annually, with the next vote following this year's vote occurring at the 2015 Annual Meeting of Stockholders. The say on pay vote is advisory and therefore will not be binding on the compensation committee, the board of directors or the Company. However, the compensation committee and board will review the voting results and take them into consideration when making future decisions regarding executive compensation. Last year, proxy advisory firms expressed concern that our 2012 total compensation was relatively high due to the value of stock option awards granted to our named executive officers in 2012. As previously noted, the 2012 stock option grants were made in special recognition of our successful initial public offering, FDA approval of EXPAREL and the commercial launch of EXPAREL. The compensation committee did not grant any equity awards to our named executive officers in 2013.

        Please read the "Executive Compensation" section of this proxy statement before determining how to vote on this proposal. As discussed in more detail in that section, the primary objectives of our executive compensation program are to increase stockholder value by attracting and retaining talented executives, rewarding performance that meets or exceeds our established goals, and aligning the interests of our executives with those of our stockholders. Our compensation committee, which was advised by an independent compensation consultant, aims to reward our named executive officers for performance. Performance highlights for 2013 include:

  •
  Total stockholder return in 2013 of over 225% and over 700% since our 2011 initial public offering;

  •
  EXPAREL revenue growth in 2013 of 422% and the addition of 1,287 new EXPAREL accounts.

  •
  Successful EXPAREL clinical trial and manufacturing expansion progress, including the installation of our Suite C manufacturing facility in San Diego;

  •
  Development of internal sales and marketing team dedicated to commercializing EXPAREL and expansion of distribution network; and

  •
  Successful completion of $120 million debt financing to help fund future growth.

        Despite, this extraordinary performance, the total compensation of our chief executive officer and other named executive officers was significantly lower in 2013 than in 2012. The 2013 total cash compensation to our named executive officers approximated the 50th percentile of our peer group and 2013 total compensation to our named executive officers was below the 50th percentile of our peer group. In light of this, we believe the compensation levels and structure established by our compensation committee are reasonable and appropriate.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4—APPROVAL OF THE AMENDED AND RESTATED 2011
STOCK INCENTIVE PLAN

        Our 2011 Stock Incentive Plan, or the 2011 plan, was originally adopted by our board of directors and approved by our stockholders in December 2010. An amendment and restatement of the 2011 plan, or the amended 2011 plan, was approved by our stockholders at our 2012 annual meeting of stockholders. On April 15, 2014, our compensation committee adopted, subject to stockholder approval, an amendment and restatement of our amended 2011 plan, which we refer to as the A&R 2011 plan, to increase the number of shares of common stock authorized for grant under our amended 2011 plan by 2,750,000 newly reserved shares, resulting in an aggregate share authorization of 7,954,537, of which the 2,750,000 newly reserved shares plus the remaining share pool of 25,866 shares would be available for grant.

        As of April 14, 2014, we have 3,812,836 stock options outstanding and 25,866 shares of common stock reserved for future grants remaining under our 2011 plan representing 10.8% of our shares outstanding and 9.7% of our fully diluted shares outstanding (assuming the exercise of all outstanding equity awards and warrants to purchase our common stock, excluding any shares of common stock that may be issued to settle the premium upon conversion of our convertible senior notes). Assuming adoption of the A&R 2011 plan, stock options outstanding and shares of common stock reserved for future grants remaining under our 2011 plan would represent 18.5% of our shares outstanding and 16.7% of our fully diluted shares outstanding (assuming the exercise of all outstanding equity awards and warrants to purchase our common stock, excluding any shares of common stock that may be issued to settle the premium upon conversion of our convertible senior notes). The number of shares authorized for grant is based on the sum of (i) 3,092,347 shares of common stock plus (ii) the number of shares of our common stock (up to 2,112,190 shares) subject to awards granted under our now terminated Second Amended and Restated 2007 Stock Option-Stock Issuance Plan, or 2007 plan, which expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. Of these authorized shares under our 2007 plan, 2,022,993 have been granted and are subject to outstanding awards and no shares remain available to be granted.

        Our three-year average annual burn rate from 2011 to 2013 was 3.8%, calculated for each year as the number of shares subject to options granted in such year divided by the respective weighted-average common shares outstanding during 2012 and 2013 and actual shares outstanding at year-end for 2011 due to the completion of our initial public offering in 2011. We believe our three-year average annual burn rate and current equity overhang compares favorably to our industry peers.

        Our board of directors believes that the number of shares of common stock currently available under the amended 2011 plan is insufficient to meet our current and future equity needs. All of our employees and non-employee directors receive stock options as a component of their compensation. However, as a result of our rapid growth over the last two years, from 142 full-time employees to 335 full-time employees, and the limited number of shares available for grant under our amended 2011 plan, no equity awards were granted to our named executive officers in 2013 and we have not granted retention awards to any named executive officers since June 2012, with such awards vesting in full by June 2015. We believe this underscores our thoughtful and judicious use of equity awards.

        Our financial and operational performance since our initial public offering in 2011 has been exceptionally strong, and we believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Stock-based equity incentives are an important component of our compensation philosophy, intended to provide equity ownership opportunities and performance-based incentives to better align the recipient's interests with those of our stockholders. Stock-based compensation is also a key component in our ability to recruit and retain talented employees. We expect to need to continue to add employees to further capitalize on the success of EXPAREL. To date, we have only granted stock options under the amended 2011 plan, and we have no current intentions to grant other types of equity awards under the A&R 2011 plan.

        Accordingly, on April 15, 2014, our compensation committee adopted, subject to stockholder approval, the A&R 2011 plan, to increase the number of shares of common stock authorized for grant under our amended 2011 plan by 2,750,000 shares to 7,954,537, representing 20.1% of our fully diluted shares outstanding (assuming the exercise of all outstanding equity awards and warrants to purchase our common stock, excluding any shares of common stock that may be issued to settle the premium upon conversion of our convertible senior notes) as of April 14, 2014. If the A&R 2011 plan is approved, the number of shares of our common stock authorized for grant under the A&R 2011 plan will be equal to the sum of (i) 5,842,347 shares of common stock (consisting of the prior authorization of 3,092,347 shares plus 2,750,000 new shares) plus (ii) the number of shares of our common stock subject to awards granted under the 2007 plan which expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. At this time, we expect that these shares will be sufficient to cover awards to be granted in the next two to three years.

        If our stockholders do not approve the A&R 2011 plan at the Annual Meeting, the A&R 2011 plan will not be effective, and the number of shares available under the plan will remain as they currently exist under the amended 2011 plan. Our board of directors believes that the A&R 2011 plan will further our compensation strategy and is vital to our ability to attract, retain and motivate top quality employees, directors and consultants.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL NO. 4 TO APPROVE THE AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN.

Description of the A&R 2011 Plan

        The following is a brief description of the A&R 2011 plan. A copy of our proposed A&R 2011 plan is attached as Appendix A to this proxy statement and is incorporated herein by reference. The following description of the A&R 2011 plan is a summary of certain important provisions and does not purport to be a complete description of the A&R 2011 plan. Please see Appendix A for more detailed information.

Number of Shares Available for Awards

        The number of shares of our common stock authorized for grant under the A&R 2011 plan is equal to the sum of (i) 5,842,347 shares of common stock plus (ii) the number of shares of our common stock (up to 2,112,190 shares) subject to awards granted under the 2007 plan which expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. Shares issuable under the A&R 2011 plan will in no event exceed the aggregate of clauses (i) and (ii) in the preceding sentence, which is an aggregate maximum of 7,954,537 shares.

        These numbers are subject to adjustment as described below in the event of stock splits, reverse stock splits, stock dividends, recapitalizations, share combinations or reclassifications, spin-offs and other similar events. Shares issued under the A&R 2011 plan may be authorized and unissued shares, or may be issued from treasury shares. Shares covered by awards (other than shares covered by Tandem SARs, as defined below) under the A&R 2011 plan that are terminated, surrendered, forfeited, cancelled or otherwise expire without having been exercised or settled, or that are settled by cash or other non-share consideration, become available for issuance pursuant to a new award and will be credited back to the pool. Shares that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations are not available for issuance pursuant to new awards. Shares are subtracted for exercises of SARs using the proportion of the total SAR that is exercised, rather than the number of shares actually issued. Any SARs that may be settled only in cash will not be counted against the shares available under the A&R 2011 plan. If we grant a SAR in tandem with an option for the same number of shares of common stock and provide that only one such award may be exercised, which we refer to as a Tandem SAR, only the shares covered by the option and not the Tandem SAR will be counted and the expiration of one in connection with the other's exercise will not restore shares to the A&R 2011 plan.

  Types of Awards

        The A&R 2011 plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards, which we refer to collectively as awards.

        Incentive Stock Options and Nonstatutory Stock Options.    An option is an award entitling the recipient to purchase a specified number of shares of our common stock at a specified price, which we refer to as the exercise price, and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price which is less than the fair market value of our common stock on the date of grant as determined by (or in a manner approved by) our board of directors (or less than 110% of the fair market value in the case of incentive stock options granted to recipients holding more than 10% of the voting power of our company), provided that if our board approves the grant of an option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the fair market value on such future date. Options may not be granted for a term in excess of ten years (or, in excess of five years in the case of incentive stock options granted to recipients holding more than 10% of the outstanding voting power of the company). The A&R 2011 plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a "cashless exercise" through a broker, (ii) subject to certain conditions, delivery of shares of our common stock to us, (iii) a "net exercise" with respect to nonstatutory stock option grants, (iv) any other lawful means, or (v) any combination of these forms of payment.

        Stock Appreciation Rights.    A stock appreciation right, or SAR, is an award entitling the recipient, upon exercise, to receive an amount of our common stock, cash or a combination thereof (such form to be determined by our board of directors) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price of the SAR. The measurement price may not be less than 100% of the fair market value on the date the SAR is granted; provided that if our board approves the grant of a SAR effective as of a future date, the measurement price may not be less than 100% of the fair market value on such future date. SARs may be granted independently or in tandem with an option. SARs may not be granted with a term in excess of ten years.

        Restricted Stock.    An award of restricted stock is an award entitling the recipient to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at the issue price or other stated formula (or to require forfeiture if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Unless otherwise provided in the applicable restricted stock agreement, any dividends declared and paid by us with respect to shares of restricted stock will be paid only if and when such shares become free from restrictions on transferability and forfeitability.

        Restricted Stock Units.    A restricted stock unit is an award entitling the recipient to receive shares of our common stock or cash to be delivered at the time such award vests pursuant to the terms and conditions established by our board. The award agreement for restricted stock units may provide the recipient with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of common stock, which we refer to as dividend equivalents. Dividend equivalents may be (i) paid currently or credited to an account for the recipient or (ii) settled in cash and/or shares of our common stock, and may be subject to the same restrictions on transfer and forfeitability as the restricted stock units with respect to which they were paid. A recipient will have no voting rights with respect to any restricted stock units unless and until shares of our common stock are issued.

        Other Stock-Based Awards.    Under the A&R 2011 plan, our board has the right to grant other awards valued in whole or in part by reference to or otherwise based upon our common stock having such terms and conditions as our board may determine. Other stock-based awards may be available as a form of payment in the settlement of other awards granted under the A&R 2011 plan, or as payment in lieu of compensation to which a recipient is otherwise entitled and may be paid in shares of our common stock or cash, as our board of directors determines.

Transferability of Awards

        Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option and awards that are subject to Section 409A of the Code, pursuant to a qualified domestic relations order. During the life of the recipient, awards are exercisable only by the recipient.

        Except with respect to awards that are subject to Section 409A of the Code, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the recipient to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the recipient and/or an immediate family member of the recipient if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, or the Securities Act, for the registration of the sale of the common stock subject to such award to the proposed transferee. We will not be required to recognize any such permitted transfer until such time as the permitted transferee, as a condition to the transfer, delivers to us a written instrument in form and substance satisfactory to us confirming that the transferee will be bound by all of the terms and conditions of the award.

Eligibility to Receive Awards

        Our employees, officers, directors, consultants and advisors are eligible to receive awards under our A&R 2011 plan; however, incentive stock options may only be granted to our employees.

        The maximum number of shares of our common stock with respect to which awards may be granted to any recipient under the A&R 2011 plan may not exceed 650,860 shares per calendar year. For purposes of this limit, a Tandem SAR is treated as a single award.

Plan Benefits

        As of March 31, 2014, approximately 335 persons were eligible to receive awards under our amended 2011 plan, including our named executive officers and our non-employee directors. The granting of awards under the A&R 2011 plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

        The following table sets forth, as of March 31, 2014, the stock option awards that have been made under the 2011 plan and the amended 2011 plan to the individuals indicated below:

Stock Options
Each named executive officer
David Stack, President and Chief Executive Officer, Chairman	350,000
James Scibetta, Senior Vice President and Chief Financial Officer	150,000
Gary Patou, Chief Medical Officer	100,000
Taunia Markvicka, Senior Vice President and Chief Commercial Officer	150,000
Lauren Riker, Executive Director, Finance	70,000
All current executive officers as a group	820,000
All current directors who are not executive officers as a group	241,000
Each nominee for election as a director
Gary Pace	119,000
David Stack	350,000
Yvonne Greenstreet	15,000
Each associate of any such directors, executive officers or nominees	—
Each person who received 5% of such awards
David Stack	350,000
All employees, including all current officers who are not executive officers, as a group	2,570,624

        On April 17, 2014, the last reported sale price of our common stock at the close of business on the NASDAQ Global Select Market was $66.05.

Administration

        The A&R 2011 plan is administered by our board. Our board has the authority to grant awards and adopt, amend and repeal the administrative rules, guidelines and practices relating to the A&R 2011 plan and to interpret the provisions of the A&R 2011 plan and any award agreements entered into under the A&R 2011 plan. Pursuant to the terms of the A&R 2011 plan, our board may delegate authority under the A&R 2011 plan to one or more committees or subcommittees of the board and may delegate the power to grant certain awards and such other authority under the A&R 2011 plan as the board may determine to one or more of our officers. Our board has authorized our compensation committee to administer certain aspects of the A&R 2011 plan, including the granting of options to executive officers, and has authorized a committee of the board, consisting of our chief executive officer, to grant options to non-executive employees, subject to limitations set by the compensation committee.

        Subject to any applicable limitations contained in the A&R 2011 plan, our compensation committee selects the recipients of awards and determines:

  •
  the number of shares of our common stock covered by options and the dates upon which the options become exercisable;

  •
  the exercise price of options (which may not be less than 100% , or 110%, as applicable, of the fair market value of our common stock);

  •
  the duration of the options (which may not exceed ten years, or five years, as applicable); and

  •
  the number of shares of our common stock subject to any SAR, award of restricted stock, restricted stock unit or other stock-based award and the terms and conditions of such awards, including conditions for repurchase, issue price, measurement price, repurchase price and vesting.

        The board is required to make equitable adjustments to the A&R 2011 plan and any outstanding awards to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, share combinations or reclassifications, spin-offs and other similar changes in capitalization, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend.

        The A&R 2011 plan also contains provisions addressing the consequences of any reorganization event, which is defined as (i) any merger or consolidation of Pacira with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.

Reorganization Events

        In connection with a reorganization event, the board may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than those relating to restricted stock on such terms as the board determines: (i) provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a recipient, provide that all of the recipient's unexercised awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the recipient (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards will become exercisable, realizable, or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation of the reorganization event a cash payment for each share surrendered in the reorganization event, which we refer to as the acquisition price, make or provide for a cash payment to recipients with respect to each award held by a recipient equal to (A) the number of shares of common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the acquisition price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (v) provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the applicable exercise, measurement or purchase price and any applicable tax withholdings), and (vi) any combination of the foregoing. In taking any such actions, the board is not obligated by the A&R 2011 plan to treat all awards, all awards held by a recipient, or all awards of the same type, identically.

        Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless the board determines otherwise, apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, the board may provide for termination or deemed satisfaction of such repurchase or other rights in the restricted stock agreement or any other agreement between a recipient and us. Upon the occurrence of a reorganization event involving our liquidation or dissolution, unless otherwise provided for in the restricted stock agreement or any other agreement between a recipient and us, all restrictions and conditions on all restricted stock then outstanding will automatically be deemed terminated or satisfied.

        In the case of outstanding restricted stock units that are subject to Section 409A of the Code: (i) if the applicable restricted stock unit agreement provides that the restricted stock units will be settled upon a "change of control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the reorganization event constitutes such a "change of control event", then no assumption or substitution shall be permitted and the restricted stock units shall instead be settled in accordance with the terms of the applicable restricted stock unit agreement; and (ii) the Board may only provide for (x) acceleration of the vesting of the restricted stock units, (y) termination of the restricted stock units in exchange for an amount equal to the acquisition price over the purchase price and any applicable tax withholdings or (z) conversion of the restricted stock units into the right to receive liquidation proceeds if the reorganization event constitutes a "change of control event" as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and/or such action is permitted or required by Section 409A of the Code. If the reorganization event is not a "change of control event" or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the restricted stock units, then the unvested restricted stock units will terminate immediately prior to the consummation of the reorganization event without any payment in exchange.

Substitute Awards

        In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our board may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate of it. Substitute awards may be granted on such terms, as our board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the A&R 2011 plan. Substitute awards will not count against the A&R 2011 plan's overall share limit or any sublimit in the A&R 2011 plan, except as may be required by the Code.

Repricing

        Except as provided for in connection with a change in our capitalization or a reorganization event, the A&R 2011 plan provides that we may not, without stockholder approval:

  •
  amend any outstanding stock option or SAR granted under the A&R 2011 plan to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price per share of such outstanding award;

  •
  cancel any outstanding option or SAR (whether or not granted under the A&R 2011 plan) and grant in substitution therefor new awards under the A&R 2011 plan (other than as substitute awards as described above) covering the same or a different number of shares of our common stock and having an exercise or measurement price per share lower than the then-current exercise or measurement price per share of the cancelled award;

  •
  cancel in exchange for cash any outstanding stock options or SARs that then have exercise or measurement prices per share above the then-current fair market value of our common stock; or

  •
  take any other action that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market.

Authorization of Sub-Plans

        Our board may establish sub-plans under the A&R 2011 plan to satisfy applicable securities, tax or other laws of various jurisdictions.

Amendment or Termination

        No award may be granted under the A&R 2011 plan after June 3, 2024, but awards previously granted may extend beyond that date. Our board of directors may amend, suspend or terminate the A&R 2011 plan or any portion of the plan at any time, except that stockholder approval may be required to comply with certain applicable law or stock market requirements.

        Other than with respect to repricings, our board may amend, modify or terminate any outstanding award, subject to limitations set forth in the plan. Such actions will require the approval of a recipient, unless our board determines that the action does not materially and adversely affect such recipient's rights under the A&R 2011 plan or the change is permitted under the A&R 2011 plan. Our board of directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in or whole or in part, as the case may be.

Federal Income Tax Consequences

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the A&R 2011 plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonstatutory deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

        A recipient will not recognize income upon the grant of an incentive stock option. Also, except as described below, a recipient will not recognize income upon exercise of an incentive stock option if the recipient has been employed by our company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the recipient exercises the option. If the recipient has not been so employed during that time, then the recipient will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the recipient to the alternative minimum tax.

        A recipient will recognize income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the recipient sells the stock. If a recipient sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a recipient sells the stock prior to satisfying these waiting periods, then the recipient will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the recipient has held the stock for more than one year and otherwise will be short-term. If a recipient sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

        A recipient will not recognize income upon the grant of a nonstatutory stock option. A recipient will recognize compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the recipient exercised the option less the exercise price. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the recipient has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

        A recipient will not recognize income upon the grant of a SAR. A recipient generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

        A recipient will not recognize income upon the grant of restricted stock that is subject to vesting conditions unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a recipient will recognize compensation income equal to the value of the stock less any purchase price paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. This capital gain or loss will be long-term if the recipient held the stock for more than one year and one day from the grant date, and otherwise will be short-term. If the stock is forfeited due to the failure to satisfy the vesting conditions, then the recipient would not receive any deduction or loss with respect to the amount included in income by reason of the Section 83(b) election.

        If the recipient does not make an 83(b) election, then as the vesting conditions become satisfied, the recipient will recognize compensation income equal to the value of the stock on the vesting date, less any purchase price paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the recipient held the stock for more than one year from the applicable vesting date and otherwise will be short-term.

Restricted Stock Units

        A recipient will not recognize income upon the grant of a restricted stock unit award. A recipient is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit award vests, the recipient will recognize income on the date the stock is transferred to the recipient in an amount equal to the fair market value of the stock on such date less the purchase price, if any, paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the sales proceeds less the value of the stock on the date of transfer. Any capital gain or loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

        The tax consequences associated with any other stock-based award granted under the A&R 2011 plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the recipient under the award and the recipient's holding period and tax basis for the award or underlying common stock.

Tax Consequences to Us

        We generally will be entitled to an equivalent deduction to the extent that a recipient recognizes compensation income. Any such deduction may be subject to limitations under the Code, including Section 162(m).

 Equity Compensation Plan Information

        Set forth below is information as of December 31, 2013, regarding our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted-average exercise price of outstanding options, warrants, and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:	3,840,038	(1)	$13.50	(1)	166,222	(2)
Equity compensation plans not approved by security holders:	—		—		—

Total	3,840,038		$13.50		166,222

(1)
Includes all options outstanding under the amended 2011 plan and the 2007 plan.

(2)
Includes shares available for issuance under our amended 2011 plan. The 2007 plan has been terminated.

PROPOSAL NO. 5—APPROVAL OF THE 2014 EMPLOYEE STOCK PURCHASE PLAN

        Subject to stockholder approval, our compensation committee adopted the 2014 Employee Stock Purchase Plan, or ESPP, on April 15, 2014. The ESPP is an employee benefit program that enables qualified employees of the Company and its designated subsidiaries to purchase shares of our common stock through payroll deductions. The purposes of the ESPP are to assist our qualified employees in acquiring a stock ownership interest in us and to encourage them to remain in our employ. The ESPP is intended to qualify for favorable federal income tax treatment under Section 423 of the Code.

        Our board of directors believes that the ESPP provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides stockholder value by aligning employee and stockholder interests.

        The proposed ESPP is attached to this proxy statement as Appendix B to this proxy statement and is incorporated herein by reference. The following description of the ESPP is a summary of certain important provisions and does not purport to be a complete description of the ESPP. Please see Appendix B for more detailed information.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE APPROVAL OF OUR 2014 EMPLOYEE STOCK PURCHASE PLAN.

Description of the ESPP

Shares Subject to the Plan

        There are 500,000 shares of common stock authorized for issuance under the ESPP, subject to adjustments for stock splits and similar events. Common stock issued under the ESPP may be either authorized and unissued shares or shares now held or subsequently acquired by us as treasury shares.

Administration

        The ESPP may be administered by our board of directors, the compensation committee of our board of directors, or any Company group or executive officer designated by our board of directors or the compensation committee (the "Plan Administrator"), except for those items expressly reserved to our board of directors or the compensation committee under the ESPP. The Plan Administrator will have the authority to administer and interpret the ESPP and to make such rules and regulations as it deems necessary to administer the ESPP, so long as such administration, interpretation or application with respect to purchases under the ESPP corresponds with the requirements of Section 423 of the Code.

Eligible Employees

        To participate in the ESPP, an employee must: (i) have worked for the Company or any designated subsidiary for at least 30 days, (ii) customarily work more than twenty hours per week, and (iii) customarily work for at least five months in any calendar year, unless the Plan Administrator, in its discretion, increases or decreases the above eligibility requirements within the limits of Section 423 of the Code. An employee is not eligible to participate or continue participation in the ESPP if the employee owns or will own, as a result of such participation, shares possessing 5% or more of the total combined voting power or value of all classes of our stock or of any related corporation. Non-employee directors are not eligible to participate in the ESPP. As of March 31, 2014, approximately 335 of our employees are expected to be eligible to participate in the ESPP.

        For purposes of the ESPP, "designated subsidiary" includes all of our domestic subsidiaries. The Plan Administrator, in its discretion, can designate other subsidiaries as eligible to participate in the ESPP.

Stock Purchases

        The ESPP is divided into consecutive six-month offering periods that begin on July 1 and January 1 each year and end, respectively, on the next December 31 and June 30 occurring thereafter. Subject to the limitations set forth in the ESPP, the Plan Administrator has the authority to establish offering periods of alternative lengths and to establish different commencing and ending dates for such offering periods. The first offering period under the ESPP is scheduled to begin on September 1, 2014 and end on December 31, 2014. During each offering period, participating employees accumulate funds in an account used to buy common stock through payroll deductions at a rate of not less than $50 nor more than 50% of such participant's eligible compensation during each payroll period in the offering period.

        At the end of each offering period, the purchase price is determined and the participating employees' accumulated funds are used to purchase the appropriate number of shares of our common stock. Under the ESPP, no participant may purchase more than $25,000 worth of our common stock (based on the fair market value of the common stock on the first day of an offering period) during any calendar year.

Purchase Price

        The purchase price per share of our common stock under the ESPP will be 85% of the lesser of (i) the fair market value of the common stock on the first day of an offering period and (ii) the fair market value of the common stock on the last day of an offering period, unless our board of directors or the compensation committee establishes a higher percentage for a future offering period. For purposes of the ESPP, "fair market value" means the closing price of our common stock for such day. On April 17, 2014, the closing price of our common stock as reported on the NASDAQ Global Select Market was $66.05.

Effect of Termination of Employment

        A participant is not eligible to continue his or her participation in the ESPP in the event of termination of employment for any reason. If termination occurs on or prior to the last business day of an offering period, the balance in the participant's account will be paid to the participant or to his or her estate. Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by a participant, other than by will or the laws of descent and distribution.

Effect of Certain Corporate Events

        In the event of certain mergers, consolidations or acquisition by another corporation of all or substantially all of our assets or a dissolution or liquidation of us, the last day of the offering period during which a participant may purchase stock will be the business day immediately preceding the effective date of such event, unless our board of directors or the compensation committee provide for the assumption or substitution of the rights to purchase shares under the ESPP in a manner complying with Section 423 of the Code.

Amendment of the ESPP

        Our board of directors or the compensation committee has the power to amend the ESPP, provided that, to the extent required by Section 423 of the Code or any applicable law or regulation,

any amendment that would increase the number of shares available under the ESPP, modify the class of employees eligible to participate in the ESPP or otherwise require stockholder approval must be approved by our stockholders. Our board of directors may suspend or terminate the ESPP at any time.

Term of the Plan

        The ESPP will continue in effect until June 3, 2024, unless sooner terminated by our board of directors.

Federal Income Tax Consequences

        The following is a summary of the federal income tax consequences that generally will apply to us and participating employees in the United States in connection with the ESPP. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. We intend, and this summary assumes, that the ESPP will qualify as an "employee stock purchase plan" under Section 423 of the Code.

        The amounts deducted from a participating employee's compensation pursuant to the ESPP will be included in the employee's compensation and will be subject to federal income and employment tax. No additional income will be recognized by the employee either at the beginning of the offering period or when the employee purchases shares of our common stock pursuant to the ESPP.

        The required holding period for favorable federal income tax treatment upon disposition of common stock acquired under the ESPP is the later of (i) two years after the first day of the offering period to which the shares of common stock relate, and (ii) one year after the shares of common stock were acquired under the ESPP. When the common stock is disposed of after the requisite period, or after the employee's death if the employee dies while holding the common stock (a "qualifying disposition"), the employee (or in the case of death the employee's estate) recognizes ordinary income to the extent of the lesser of (a) the excess of the fair market value of the shares of common stock on the first trading day of the offering period over the purchase price of the share of common stock, or (b) the excess of fair market value of the shares of common stock at the time of such disposition over the purchase price of the shares of common stock. The purchase price is generally equal to 85% of the lesser of the fair market value of our common stock on the first day of the offering period and the fair market value of our common stock on the last day of the offering period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the purchase price, then the employee will not recognize ordinary income, and any loss recognized by the employee generally will be a long-term capital loss.

        When an employee sells or disposes of the common stock acquired under the ESPP (including by way of most gifts) before the expiration of the required holding period (a "disqualifying disposition"), the employee will recognize ordinary income to the extent of the difference between the purchase price for the common stock and the fair market value of the common stock on the last day of an offering period, regardless of the price at which the common stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the employee held the shares more than one year. If the sale price is less than the fair market value of the common stock at the date of exercise, then the employee will recognize a capital loss equal to such difference.

        Even though an employee must treat part of his or her gain on a qualifying disposition of common stock acquired under the ESPP as ordinary income, the Company may not take a deduction for this amount. However, if an employee makes a disqualifying disposition of common stock acquired under the ESPP, the amount of ordinary income recognized by the employee generally qualifies as a deduction for the Company, subject to any limitations imposed under the Code.

 Plan Benefits

        Because participation in the ESPP is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because we cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the ESPP, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the ESPP. Non-employee directors are not eligible to participate in the ESPP.

RELATED PERSON TRANSACTIONS

        The following is a description of transactions entered into, or in effect, after January 1, 2013 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties.

Services Agreement with Gary Patou and MPM Asset Management LLC

        In October 2010, we entered into an agreement with Dr. Patou, our chief medical officer, and MPM Asset Management LLC, or MPM AM, to provide services to us customarily expected of a chief medical officer. Dr. Patou and our chief executive officer, David Stack, are managing directors of MPM AM, which, together with its affiliates, beneficially owned more than five percent of our outstanding common stock through March 2013. Dr. Patou's principal duties for us include obtaining approval for the EXPAREL NDA in the United States, filing the EXPAREL dossier in the European Union, developing additional clinical indications for EXPAREL and assisting with our product pipeline development. Pursuant to the services agreement, as amended, MPM AM has earned monthly service fees between approximately $16,000 and $26,000 in exchange for 50% to 80% of Dr. Patou's business time. In September 2013, the parties entered into an amendment to the services agreement to provide a monthly service fee of approximately $26,000 payable to MPM AM in exchange for 80% of Dr. Patou's business time, through December 31, 2014. In fiscal year 2013, we paid approximately $0.4 million in total fees to MPM AM for Dr. Patou's services under the agreement.

        If we terminate our consulting relationship with Dr. Patou and MPM AM other than for "cause" (as defined in the agreement) or the consulting relationship is terminated by Dr. Patou and MPM AM for "good reason" (as defined in the agreement), then MPM AM will be entitled to continuation of the then effective monthly service fee for a period of nine months following the date of termination, and Dr. Patou will be entitled to immediate vesting of the portion of the unvested options that would have vested during the nine month period following the date of termination, provided that the options granted to Dr. Patou in December 2010 are subject to additional vesting. In addition, if within 30 days prior to, or 12 months following, a "change of control" (as defined in the agreement), the consulting relationship is terminated other than for "cause" or for "good reason", then in addition to the service payments above, Dr. Patou will also be entitled to immediate vesting of the entire unvested portion of his stock options.

License, Development and Commercialization Agreement with Aratana Therapeutics, Inc.

        We are a party to a worldwide license, development and commercialization agreement with Aratana Therapeutics, Inc., or Aratana. As of December 5, 2012, the date we entered into the license agreement, and through March 2013, MPM Capital and its affiliates, or MPM Capital, beneficially owned more than five percent of our outstanding common stock, and we are informed that MPM Capital beneficially owned more than 10 percent of the capital stock of Aratana during 2013. In addition, Ms. Brege was appointed as director of Aratana in February 2014. Under the agreement, we granted Aratana an exclusive royalty-bearing license, including the limited right to grant sublicenses, for the development and commercialization of our bupivacaine liposome injectable suspension product for animal health indications. Under the agreement, Aratana will develop and seek approval for the use of the product in veterinary surgery to manage postsurgical pain, focusing initially on developing the product for cats, dogs and other companion animals.

        In connection with our entry into the license agreement, we received a one-time payment of $1.0 million and are eligible to receive up to an additional aggregate amount of $42.5 million upon the achievement of development and commercial milestones, of which we received $0.5 million in 2013. Once the product has been approved by the Food and Drug Administration for sale in the United States, Aratana will pay us a tiered double digit royalty on net sales made in the United States. If the product is approved by foreign regulatory agencies for sale outside of the United States, Aratana will pay us a tiered double digit royalty on such net sales. Royalty rates will be reduced by a certain percentage upon the entry of a generic competitor for animal health indications into a jurisdiction or if Aratana must pay royalties to third parties under certain circumstances.

        Unless terminated earlier pursuant to its terms, the license agreement is effective until December 5, 2027, after which Aratana has the option to extend the agreement for an additional five year term, subject to certain requirements. In the event that the license agreement is terminated, all rights to the product (on a jurisdiction by jurisdiction basis) will be terminated and returned to us.

Consulting Agreement with Gary Pace

        In June 2011, we entered into an agreement with Gary Pace, one of our directors, to provide consulting services for manufacturing-related activities for a monthly consulting fee. Pursuant to the consulting agreement, as amended, Dr. Pace has received consulting fees of approximately $5,000 to $15,000 per month based on the number of days worked. In connection with these services, Dr. Pace has also received options to purchase 20,000 shares of our common stock at an exercise price of $11.02 per share, and options to purchase 70,000 shares of our common stock at an exercise price of $16.67 per share. In April 2012, we entered into an amended and restated consulting agreement with Dr. Pace, pursuant to which Dr. Pace provided consulting services at the rate of $10,000 per month and received an option to purchase 20,000 shares of common stock at an exercise price of $11.02 per share pursuant to the amended and restated consulting agreement. The amendment also removed the stipulation that Dr. Pace's total yearly consulting fees could not exceed $60,000. In September 2013, we and Dr. Pace further amended and restated the consulting agreement, whereby Dr. Pace will provide consulting services at the rate of $5,000 per month, not to exceed $60,000 per year. In fiscal year 2013, we paid approximately $0.1 million in total fees and expense reimbursements to Dr. Pace pursuant to the consulting agreement.

Policies and Procedures for Related Person Transactions

        Our board of directors has adopted a written related person transaction policy which sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person.

        Any related person transaction proposed to be entered into by us is required to be reported to our chief financial officer and will be reviewed and approved by the audit committee in accordance with the terms of the policy, prior to effectiveness or consummation of the transaction, whenever practicable. If our chief financial officer determines that advance approval of a related person transaction is not practicable under the circumstances, the audit committee will review and, in its discretion, may ratify the related person transaction at the next meeting of the audit committee, or at the next meeting following the date that the related person transaction comes to the attention of our chief financial officer. Our chief financial officer, however, may present a related person transaction arising in the time period between meetings of the audit committee to the chair of the audit committee, who will review and may approve the related person transaction, subject to ratification by the audit committee at the next meeting of the audit committee.

        In addition, any related person transaction previously approved by the audit committee or otherwise already existing that is ongoing in nature will be reviewed by the audit committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the audit committee, if any, and that all required disclosures regarding the related person transaction are made.

        Transactions involving compensation of executive officers will be reviewed and approved by the compensation committee in the manner specified in the charter of the compensation committee.

        A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by the audit committee in accordance with the standards set forth in our related person transaction policy after full disclosure of the related person's interests in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of business;

  •
  whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to stockholders in light of the circumstances of the particular transaction.

        The audit committee reviews all relevant information available to it about the related person transaction. The audit committee may approve or ratify the related person transaction only if the audit committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The audit committee may, in its sole discretion, impose conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction. All transactions disclosed above were reviewed and approved by the audit committee in accordance with our related person transaction policy.

Indemnification of Officers and Directors

        Our amended and restated certificate of incorporation and amended and restated bylaws, provide that we indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors' and officers' liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

PRINCIPAL STOCKHOLDERS

        The following table sets forth information, to the extent known by us or ascertainable from public filings, regarding the beneficial ownership of our common stock as of April 1, 2014 (except where otherwise noted), by:

  •
  each of our directors;

  •
  each of our named executive officers;

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the exercise of stock options and warrants that are immediately exercisable or exercisable within 60 days of April 1, 2014. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

        Percentage ownership calculations for beneficial ownership are based on 33,802,382 shares outstanding at the close of business on April 1, 2014. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Pacira Pharmaceuticals, Inc., 5 Sylvan Way, Parsippany, New Jersey 07054.

        In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of April 1, 2014 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% Stockholders
T. Rowe Price Associates, Inc.(1)	4,766,267	14.1%
Gilder, Gagnon, Howe & Co. LLC(2)	3,853,499	11.4%
FMR LLC(3)	3,681,620	10.9%
Jennison Associates LLC(4)	2,774,988	8.2%
Prudential Financial, Inc.(5)	2,778,253	8.2%
BlackRock, Inc.(6)	2,182,927	6.5%
The Vanguard Group(7)	1,800,818	5.3%
Directors
David Stack(8)	683,215	2.0%
Laura Brege(9)	28,417	*
Yvonne Greenstreet(10)	1,250	*
Paul Hastings(11)	29,270	*
Mark Kronenfeld(12)	7,875	*
John Longenecker(13)	24,766	*
Gary Pace(14)	103,500	*
Andreas Wicki(15)	1,667,307	4.9%
Dennis Winger(16)	5,000	*
Named Executive Officers
James Scibetta(17)	223,332	*
Taunia Markvicka(18)	32,450	*
Gary Patou(19)	97,973	*
Lauren Riker(20)	36,375	*
All directors and executive officers as a group (13 persons)(21)	2,940,730	8.7%

(1)
This information is derived exclusively from a Schedule 13G/A filed by T. Rowe Price Associates, Inc. ("Price Associates") with the SEC on February 11, 2014 reporting on beneficial ownership as of December 31, 2013. The address for Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(2)
This information is derived exclusively from a Schedule 13G/A filed by Gilder, Gagnon, Howe & Co. LLC ("Gilder Gagnon") with the SEC on February 12, 2014 reporting on beneficial ownership as of December 31, 2013. The address for Gilder Gagnon is 3 Columbus Circle, 26th Floor, New York, New York 10019.

(3)
This information is derived exclusively from a Schedule 13G/A filed by FMR LLC with the SEC on February 14, 2014 reporting on beneficial ownership as of December 31, 2013. FMR LLC is the parent company of each of Fidelity Management & Research Company ("Fidelity"), at 245 Summer Street, Boston, Massachusetts 02210, and Fidelity SelectCo, LLC ("SelectCo"). Fidelity beneficially owns 2,077,327 shares of our common stock, and SelectCo beneficially owns 1,604,293 shares of our common stock. Edward C. Johnson 3d and FMR LLC control Fidelity and SelectCo. The address for FMR LLC and Edward C. Johnson 3d is 245 Summer Street, Boston, Massachusetts 02210.

(4)
This information is derived exclusively from a Schedule 13G/A filed by Jennison Associates LLC ("Jennison") with the SEC on February 10, 2014 reporting on beneficial ownership as of December 31, 2013. The address for Jennison is 466 Lexington Avenue, New York New York 10017.

(5)
This information is derived exclusively from a Schedule 13G/A filed by Prudential Financial, Inc. ("Prudential") with the SEC on January 29, 2014 reporting on beneficial ownership as of December 31, 2013. Prudential is a parent holding company and the indirect parent of Jennison. Through its parent-subsidiary relationship, Prudential may be deemed to beneficially own the shares of common stock beneficially owned by Jennison, as disclosed above. The address for Prudential is 751 Broad Street, Newark, New Jersey 07102.

(6)
This information is derived exclusively from a Schedule 13G filed by BlackRock, Inc. ("BlackRock") with the SEC on January 30, 2014 reporting on beneficial ownership as of December 31, 2013. The address for BlackRock is 40 East 52nd Street, New York, New York 10022.

(7)
This information is derived exclusively from a Schedule 13G filed by The Vanguard Group ("Vanguard") with the SEC on February 12, 2014 reporting on beneficial ownership as of December 31, 2013. The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
Consists of (i) 1,208 shares of common stock held directly by Mr. Stack, (ii) 18,596 shares of common stock held indirectly by Stack Schroon Mohawk FLP, and (iii) 663,411 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014. Mr. Stack is the general partner of Stack Schroon Mohawk FLP.

(9)
Consists of 28,417 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(10)
Consists of 1,250 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(11)
Consists of (i) 853 shares of common stock held directly by Mr. Hastings and (ii) 28,417 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(12)
Consists of (i) 1,000 shares of common stock held directly by Dr. Kronenfeld and (ii) 6,875 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(13)
Consists of 24,776 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(14)
Consists of (i) 17,692 shares of common stock held directly by Dr. Pace and (ii) 85,808 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(15)
Consists of 1,667,307 shares of common stock held by HBM. The board of directors of HBM has sole voting and investment power with respect to the shares held by such entity and acts by majority vote. The board of directors of HBM is comprised of Richard Coles, Sophia Harris, Jean-Marc Lesieur, Dr. Andreas Wicki and John Urquhart, none of whom has individual voting or investment power with respect to such shares.

(16)
Consists of 5,000 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(17)
Consists of (i) 5,000 shares of common stock held directly by Mr. Scibetta and (ii) 218,332 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(18)
Consists of 32,450 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(19)
Consists of (i) 702 shares of common stock held indirectly by the Patou Family Trust, of which Dr. Patou is a trustee, and (ii) 97,271 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(20)
Consists of (i) 2,000 shares of common stock held directly by Ms. Riker and (ii) 34,375 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

(21)
Includes common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under U.S. securities laws, directors, executive officers, and persons holding more than 10 percent of our common stock must report their initial ownership of the common stock and any changes in that ownership in reports that must be filed with the SEC. Copies of these reports also must be furnished to us. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.

        Based solely on an examination of these reports and on written representations provided to us, all directors, executive officers, and 10 percent owners timely filed all reports regarding transactions in our securities required to be filed for 2013 by Section 16(a) under the Exchange Act, except for the following:

  •
  one Form 4 for David Stack regarding his receipt of shares from a distribution by MPM;

  •
  one Form 4 for Fred Middleton regarding his receipt of shares from a distribution by Sanderling Venture Partners;

  •
  three Forms 4 for Luke Evnin, two of which related to sales of common stock by MPM and its affiliates and one of which related to the cashless exercise of warrants by MPM and its affiliates; and

  •
  one Form 4 for Gary Patou regarding his exercise of options and subsequent sale of shares.

HOUSEHOLDING

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders, and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Pacira Pharmaceuticals, Inc., 5 Sylvan Way, Parsippany NJ, 07054 Attention: Secretary, telephone: (973) 254-3560. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

        A stockholder who would like to have a proposal considered for inclusion in our 2015 proxy statement must submit the proposal so that it is received by us no later than December 23, 2014. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Pacira Pharmaceuticals, Inc., 5 Sylvan Way, Parsippany NJ, 07054 Attention: Secretary.

        For stockholder proposals submitted outside of the SEC proposal rules, our Bylaws require that advance written notice in proper form of stockholder proposals for matters to be brought before an annual stockholders meeting be received by the Secretary of the Company not less than 90 days or more than 120 days before the first anniversary date of the immediately preceding annual stockholders meeting. Accordingly, notice of stockholder proposals for the 2015 Annual Meeting of Stockholders must be received by us between February 3, 2015, and March 5, 2015.

 OTHER MATTERS

        Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors
/s/ JAMES SCIBETTA James Scibetta Senior Vice President, Chief Financial Officer and Secretary

April 22, 2014

Appendix A

PACIRA PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN

(As approved by stockholders on                        , 2014)

        1.    Purpose

        The purpose of this Amended and Restated 2011 Stock Incentive Plan (the "Plan") of Pacira Pharmaceuticals, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the "Code") at the time of grant and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

        2.    Eligibility

        All of the Company's employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a "Participant." "Award" means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

        3.    Administration and Delegation

          (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

          (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

          (c)    Delegation to Officers.    To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such

  Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.

        4.    Stock Available for Awards

          (a)    Number of Shares; Share Counting.

            (1)   Authorized Number of Shares.    Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.001 par value per share, of the Company (the "Common Stock") as is equal to the sum of:

              (A)  5,842,347 shares of Common Stock; plus

              (B)  such number of shares of Common Stock (up to 2,112,190 shares) as is equal to the number of shares of Common Stock subject to awards granted under the Company's Second Amended and Restated 2007 Stock Option-Stock Issuance Plan (the "Existing Plan") which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code).

  Shares issued under the Plan (i) shall in no event exceed an aggregate of 7,954,537 shares of Common Stock as set forth in Section 4(a)(1)(A) and Section 4(a)(1)(B) above and (ii) may consist in whole or in part of authorized but unissued shares or treasury shares.

            (2)   Share Counting.    For purposes of counting the number of shares available for the grant of Awards under the Plan:

              (A)  all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a "Tandem SAR"), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other's exercise will not restore shares to the Plan;

              (B)  if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section 4(a)(2) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

              (C)  shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards.

          (b)    Section 162(m) Per-Participant Limit.    Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 650,860 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR shall be treated as a single Award. The per Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

          (c)    Substitute Awards.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

        5.    Stock Options

          (a)    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (b)    Incentive Stock Options.    An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of Pacira Pharmaceuticals, Inc., any of Pacira Pharmaceuticals, Inc.'s parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code at the time of grant, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a "Nonstatutory Stock Option." The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

          (c)    Exercise Price.    The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the Board ("Fair Market Value") on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

          (d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

          (e)    Exercise of Options.    Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

          (f)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            (1)   in cash or by check, payable to the order of the Company;

            (2)   except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

            (3)   to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

            (4)   to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of "net exercise" to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

            (5)   to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

            (6)   by any combination of the above permitted forms of payment.

          (g)    Repricing.    Unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market ("NASDAQ").

        6.    Stock Appreciation Rights

          (a)    General.    The Board may grant Awards consisting of stock appreciation rights ("SARs") entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

          (b)    Measurement Price.    The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

          (c)    Duration of SARs.    Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

          (d)    Exercise of SARs.    SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

          (e)    Repricing.    Unless such action is approved by the Company's stockholders, the Board may not (except as permitted under Section 9) (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having a measurement price per share lower than the then-current exercise price per share of the cancelled stock appreciation right, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market.

        7.    Restricted Stock; Restricted Stock Units

          (a)    General.    The Board may grant Awards entitling recipients to acquire shares of Common Stock ("Restricted Stock"), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests ("Restricted Stock Units") (Restricted Stock and Restricted Stock Units are each referred to herein as a "Restricted Stock Award").

          (b)    Terms and Conditions for All Restricted Stock Awards.    The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

          (c)    Additional Provisions Relating to Restricted Stock.

            (1)   Dividends.    Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock ("Accrued Dividends") shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

            (2)   Stock Certificates.    The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. "Designated Beneficiary" means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death or (ii) in the absence of an effective designation by a Participant, the Participant's estate.

          (d)    Additional Provisions Relating to Restricted Stock Units.

            (1)   Settlement.    Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

            (2)   Voting Rights.    A Participant shall have no voting rights with respect to any Restricted Stock Units.

            (3)   Dividend Equivalents.    The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock ("Dividend Equivalents"). Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Award agreement.

        8.    Other Stock-Based Awards

          (a)    General.    Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock-Based-Awards"). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

          (b)    Terms and Conditions.    Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

        9.    Adjustments for Changes in Common Stock and Certain Other Events

          (a)    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

          (b)    Reorganization Events.

            (1)   Definition.    A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

            (2)   Consequences of a Reorganization Event on Awards Other than Restricted Stock.

              (A)  In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant's unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such

      Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

              (B)  Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a "change in control event", then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a "change in control event" as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and/or such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a "change in control event" as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

              (C)  For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

            (3)   Consequences of a Reorganization Event on Restricted Stock.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company's successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the

    Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

        10.    General Provisions Applicable to Awards

          (a)    Transferability of Awards.    Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option and Awards that are subject to Section 409A of the Code, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except with respect to Awards that are subject to Section 409A of the Code, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

          (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

          (c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

          (d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

          (e)    Withholding.    The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

          (f)    Amendment of Award.    Except as set forth in Sections 5(g) and 6(e) with respect to repricings, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant's consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Plan or (ii) the change is permitted under Section 9.

          (g)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

          (h)    Acceleration.    The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

        11.    Miscellaneous

          (a)    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

          (b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

          (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date the Plan is approved by the Company's stockholders (the "Effective Date"). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

          (d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company's stockholders approve such amendment in the manner required by Section 162(m); and (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be made effective unless and until the Company's stockholders approve such amendment. In addition, if at any time the approval of the Company's stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

          (e)    Authorization of Sub-Plans (including for Grants to non-U.S. Employees).    The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

          (f)    Compliance with Section 409A of the Code.    Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes "nonqualified deferred compensation" within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of "separation from service" (as determined under Section 409A of the Code) (the "New Payment Date"), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

  The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

          (g)    Limitations on Liability.    Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning the Plan unless arising out of such person's own fraud or bad faith.

          (h)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Appendix B

PACIRA PHARMACEUTICALS, INC.

2014 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

        The purposes of the Plan are to (a) assist qualified employees of the Company, and its Designated Subsidiaries in acquiring a stock ownership interest in the Company and (b) encourage employees to remain in the employ of the Company and its Designated Subsidiaries. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, but the Company makes no representation of such status nor undertaking to maintain such status. Stock purchased under the Plan may be paid for by regular payroll deductions. Only employees of the Company and its Designated Subsidiaries are eligible to participate in the Plan, and participation is voluntary.

SECTION 2. DEFINITIONS

        Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1   Plan Administrator

        The Plan shall be administered by the Board, the Committee, or any Company group or executive officer designated by the Board or the Committee as responsible for administering all or a portion of the Plan, except for those items expressly reserved to the Board or the Committee under the Plan. Any decisions made by the Board, the Committee, other authorized group or executive officer shall be applicable equally to all Eligible Employees. All references in the Plan to the "Plan Administrator" shall be, as applicable, to the Board, the Committee, any Company group or executive officer designated as responsible for administering all or a portion of the Plan.

3.2   Administration and Interpretation by the Plan Administrator

        Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423 of the Code. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, unless reserved to the Board or the Committee under the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's other officers or employees as the Plan Administrator so determines.

SECTION 4. STOCK SUBJECT TO PLAN

        Subject to adjustment from time to time as provided in Section 19, a maximum of 500,000 shares of Stock may be sold under the Plan. Shares sold under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares. Any shares of Stock subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option), including, without limitation, in connection with the cancellation or termination of the Option, shall again be available for sale in connection with future grants of Options under the Plan.

 SECTION 5. OFFERING DATES

5.1   Offering Periods

        (a)   The Plan shall be implemented by a series of offerings (each, an "Offering" or "Offering Period"). Except as otherwise set forth below, Offerings shall commence on July 1 and January 1 of each year and end on the next December 31 and June 30, respectively, occurring thereafter.

        (b)   Notwithstanding the foregoing, the Board or the Committee may establish (i) a different term for one or more future Offerings and (ii) different commencing and ending dates for such Offerings; provided, however, that an Offering Period may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the fair market value of the Stock on the Purchase Date, the Offering Period may not exceed 27 months.

        (c)   In the event the first or the last day of an Offering Period is not a Company regular business day, then the first day of the Offering Period shall be deemed to be the next Company regular business day and the last day of the Offering Period shall be deemed to be the last preceding Company regular business day.

        (d)   An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering, but may participate in any subsequent Offering, provided that such Eligible Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.

5.2   Purchase Periods

        (a)   Each Offering Period shall consist of one or more consecutive purchase periods (each, a "Purchase Period"). Except as otherwise set forth below, each Purchase Period shall continue for six calendar months and shall be coterminous with an Offering Period. Purchase Periods shall commence on July 1 and January 1 of each year and end on the next December 31 and June 30, respectively, occurring thereafter. The last day of each Purchase Period shall be the Purchase Date for such Purchase Period.

        (b)   Notwithstanding the foregoing, the Board or the Committee may establish for any future Offering (i) different terms for one or more Purchase Periods within the Offering Period and (ii) different commencing dates and Purchase Dates for any such Purchase Periods.

        (c)   In the event the first or last day of a Purchase Period is not a Company regular business day, then the first day of the Purchase Period shall be deemed to be the next Company regular business day and the last day of the Purchase Period shall be deemed to be the last preceding Company regular business day.

SECTION 6. PARTICIPATION IN THE PLAN

6.1   Initial Participation

        An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements for the Plan and delivering to the Company, in accordance with procedures established by the Plan Administrator, during the enrollment period established by the Plan Administrator (the "Enrollment Period") a subscription or other notice in such form as permitted by the Plan Administrator (the "Subscription") that:

          (a)   indicates the Eligible Employee's election to participate in the Plan;

          (b)   authorizes payroll deductions and states the amount or percentage to be deducted regularly from the Participant's Eligible Compensation; and

          (c)   authorizes the purchase of Stock for the Participant in each Purchase Period.

        An Eligible Employee who does not deliver a Subscription to the Company during the Enrollment Period shall not participate in the Plan for that Offering Period or any subsequent Offering Period unless such Eligible Employee subsequently enrolls in the Plan by delivering a Subscription to the Company, in accordance with procedures established by the Plan Administrator, during the Enrollment Period for such subsequent Offering Period. The Plan Administrator may, from time to time, change the Enrollment Period for any future Offering as deemed advisable by the Plan Administrator in its sole discretion for the proper administration of the Plan.

6.2   Continued Participation

        Unless the Plan Administrator determines otherwise for any future Offering, until such time as the Participant withdraws from the Plan pursuant to Section 11.2 or terminates employment as provided in Section 12, a Participant shall automatically participate in the next Offering Period at the rate of payroll deduction in effect for the Participant at the end of the preceding Offering Period, unless the Participant delivers to the Company a Subscription with a new rate of payroll deduction during the Enrollment Period for such next Offering Period.

SECTION 7. LIMITATIONS ON RIGHT TO PURCHASE SHARES

7.1   $25,000 Limitation

        On each Offering Date, a Participant shall be deemed to have been granted an Option to purchase a maximum number of shares of Stock equal to an amount determined as follows: an amount equal to $25,000 divided by the Fair Market Value of the Stock on the applicable Offering Date; provided, however, that no Participant shall be entitled to purchase Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Section 423 of the Code sponsored by the Company, any Parent Corporation or any Subsidiary Corporation) at a rate that exceeds $25,000 in Fair Market Value, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which a Participant participates in the Plan (or any other employee stock purchase plan described in this Section 7.1). The Company shall have the authority to take all necessary action, including but not limited to, suspending the payroll deductions of any Participant, in order to ensure compliance with this Section 7.1.

7.2   Pro Rata Allocation

        In the event the number of shares of Stock that might be purchased by all Participants in the Plan exceeds the number of shares of Stock then available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable.

SECTION 8. PURCHASE PRICE

        The purchase price (the "Purchase Price") at which Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option granted under the Plan shall be 85% of the lesser of (i) the Fair Market Value of the Stock on the Offering Date of such Offering and (ii) the Fair Market Value of the Stock on the Purchase Date. Notwithstanding the foregoing, the Board or the Committee may establish a different Purchase Price for any future Offering, which shall not be less than the Purchase Price previously stated.

 SECTION 9. PAYMENT OF PURCHASE PRICE

9.1   General Rules

        Subject to Sections 9.12 and 9.3, Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant's Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant's Eligible Compensation during each pay period shall be determined by the Participant's Subscription.

9.2   Change Notices

        (a)   Except as set forth in Section 11 and unless the Plan Administrator determines otherwise for an Offering, a Participant may elect during an Offering Period to decrease but not increase the amount withheld from his or her compensation for current or future pay periods within such Offering Period; provided, that only one election to decrease is permitted per Participant for each Offering Period and such decrease may only be to 0%. Unless otherwise determined by the Plan Administrator for a future Offering, a Participant may elect to increase or decrease the amount to be withheld from his or her compensation for future Offerings; provided, however, that notice of such election must be delivered to the Company in such form and in accordance with such terms as the Plan Administrator may establish for an Offering.

        (b)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423 of the Code and Section 7.1, a Participant's payroll deductions may be decreased during any Purchase Period scheduled to end during the current calendar year to 0% at such time that the aggregate of all payroll deductions accumulated with respect to the Offering to which such Purchase Period applies and any other Offering ending within the same calendar year exceeds $21,250 (to the extent the Purchase Price may be 85% of the Fair Market Value on the Offering Date for the Offering). Payroll deductions shall re-commence at the rate provided in such Participant's Subscription once the foregoing limit will no longer be exceeded with respect to a calendar year, unless the Participant terminates employment or withdraws from an Offering or the Plan as provided in Section 11.1 or Section 11.2.

9.3   Percent Withheld

        The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be at least $50, but not more than 50% of the Participant's Eligible Compensation for such pay period, but in no event shall the amount of a Participant's payroll withholding exceed the limits of Section 7.1. Amounts shall be withheld in whole dollar or percentage amounts only.

9.4   Payroll Deductions

        Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering Period unless sooner altered or terminated as provided in the Plan.

9.5   Memorandum Accounts

        Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant's compensation shall be credited to such account but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

9.6   No Interest

        No interest shall be paid on payroll deductions received or held by the Company.

9.7   Acquisition of Stock

        On each Purchase Date of an Offering Period, each Participant shall automatically acquire, pursuant to the exercise of the Participant's Option, the number of shares of Stock arrived at by dividing the total amount of the Participant's accumulated payroll deductions or other permitted cash payments for the Purchase Period by the Purchase Price; provided, that the number of shares of Stock purchased by the Participant shall not exceed the number of shares for which Options have been granted to the Participant pursuant to Section 7. Fractional shares may not be issued under the Plan unless the Board or the Committee determines otherwise for a future Offering.

9.8   Carryover of Account

        Any cash balance remaining in the Participant's account at the termination of each Offering shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest. In the event the cash to be returned to a Participant pursuant to the preceding sentence is less than the amount needed to purchase a whole share of Stock, and the Board or the Committee has determined that fractional shares may not be issued under the Plan, the Plan Administrator may establish procedures whereby such cash is maintained in the Participant's account and applied to the purchase of Stock in the subsequent Offering.

9.9   Withholding Obligations

        At the time the Option is exercised, in whole or in part, or at the time some or all of the Stock is disposed of, the Participant shall make adequate provision for federal and state withholding obligations of the Company, if any, that arise upon exercise of the Option or upon disposition of the Stock. The Company may withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

9.10 Termination of Participation

        No Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in a current Offering or the Plan has terminated prior to such Purchase Date or if the individual has terminated employment prior to a Purchase Date.

9.11 Procedural Matters

        The Plan Administrator may, from time to time, establish (a) limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering, (b) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (c) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, and (d) such other limitations or procedures as deemed advisable by the Plan Administrator, in its sole discretion, that are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

9.12 Leaves of Absence

        During leaves of absence approved by the Company and meeting the requirements of the applicable Treasury Regulations promulgated under the Code, a Participant may continue participation in the Plan by delivering cash payments to the Company, in accordance with procedures established by the Plan Administrator, on the Participant's normal paydays equal to the amount of his or her payroll deduction under the Plan had the Participant not taken a leave of absence. If the Participant fails to deliver the necessary cash payment to the Company as provided for in this Section 9.12, the Participant shall be deemed to have reduced the rate of payroll deduction to 0% for the remainder of the Offering Period.

SECTION 10. STOCK PURCHASED UNDER THE PLAN

10.1 ESPP Broker

        If the Plan Administrator designates or approves a stock brokerage or other financial services firm (the "ESPP Broker") to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into an account established in the Participant's name with the ESPP Broker. A Participant shall be free to undertake a disposition of the shares of Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Stock must remain in the Participant's account at the ESPP Broker until the holding period set forth in Section 423 of the Code has been satisfied. With respect to shares of Stock for which the holding periods under Section 423 of the Code have been satisfied, the Participant may move those shares of Stock to another brokerage account of the Participant's choosing or request that a stock certificate be issued and delivered to him or her. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the holding period under Section 423 of the Code.

10.2 Notice of Disposition

        By entering the Plan, each Participant agrees to promptly give the Company notice of any Stock disposed of within the later of one year from the Purchase Date and two years from the Offering Date for such Stock, showing the number of such shares disposed of and the Purchase Date and Offering Date for such Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.

SECTION 11. VOLUNTARY WITHDRAWAL

11.1 Withdrawal From an Offering

        A Participant may withdraw from an Offering by delivering to the Company a notice of withdrawal in the form required by the Plan Administrator for such purpose. Such notice of withdrawal must be delivered at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. If a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in that Purchase Period and any earlier Purchase Periods. Unless the Plan Administrator establishes a different rule for any future Offering, withdrawal from an Offering shall not result in withdrawal from the Plan and any succeeding Offering therein. A Participant is prohibited from again participating in the same Offering at any time upon withdrawal from such Offering.

11.2 Withdrawal From the Plan

        A Participant may withdraw from the Plan by delivering to the Company a notice of withdrawal in the form required by the Plan Administrator for such purpose. Such notice of withdrawal must be delivered at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. If a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in that Purchase Period and any earlier Purchase Periods. In the event a Participant voluntarily elects to withdraw from the Plan, the withdrawing Participant may not resume participation in the Plan during the same Offering Period but may participate in any subsequent Offering under the Plan by again satisfying the definition of a Participant and re-enrolling in the Plan.

11.3 Return of Payroll Deductions

        Upon withdrawal from an Offering pursuant to Section 11.1 or withdrawal from the Plan pursuant to Section 11.2, the withdrawing Participant's accumulated payroll deductions that have not been applied to the purchase of Stock shall be returned as soon as practical after the withdrawal, without the payment of any interest to the Participant and the Participant's interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

SECTION 12. TERMINATION OF EMPLOYMENT

        Termination of a Participant's employment with the Company or a Designated Subsidiary for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant's participation in the Plan. In such event, the payroll deductions credited to the Participant's account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant's death, to the Participant's beneficiary, heirs or legal representative, and all the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 12. For purposes of this Section 12, a Participant shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or any of its Designated Subsidiaries in the case of any leave approved by the Company, provided that (a) such leave does not exceed three months and (b) the employee's right to reemployment is provided either by statute or by contract. If the period of leave exceeds three months and the employee's right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such three-month period.

SECTION 13. RESTRICTIONS UPON ASSIGNMENT

        An Option granted under the Plan shall not be transferable otherwise than by will or by the applicable laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant. The Plan Administrator will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant, other than by will or by the applicable laws of descent and distribution, of the Participant's interest in the Plan, of his or her Option, or of any rights under his or her Option.

SECTION 14. NO RIGHTS OF STOCKHOLDER UNTIL SHARES ISSUED

        With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and he or she shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, the shares of Stock have been issued following exercise of the Participant's Option.

SECTION 15. AMENDMENT OF THE PLAN

        The Board or the Committee may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Section 423 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.

SECTION 16. SUSPENSION OR TERMINATION OF THE PLAN

        (a)   The Board may suspend or terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate on, and no Options shall be granted after,

June 3, 2024. No Options shall be granted during any period of suspension of the Plan or following termination of the Plan.

        (b)   Except as provided in Section 19, no such termination of the Plan may affect any Options previously granted, provided that the Plan or an Offering may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering and a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering would cause the Company to incur adverse accounting charges or other adverse effects as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan or as a result of other laws, rules or regulations applicable to the Plan.

SECTION 17. NO RIGHTS AS AN EMPLOYEE

        Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Subsidiary Corporation or to affect the right of the Company and a Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

SECTION 18. EFFECT UPON OTHER PLANS

        The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary Corporation. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary Corporation to (a) establish any other forms of incentives or compensation for employees of the Company or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 19. ADJUSTMENTS

19.1 Adjustment of Shares

        In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Stock, then (subject to any required action by the Company's stockholders), the Board or the Committee, in its sole discretion, shall make such equitable adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4 and (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

19.2 Merger, Acquisition or Liquidation of the Company

        In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets, or the liquidation or dissolution of the Company, the Purchase Date with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution, unless the Board or the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options in a manner complying with Section 424(a) of the Code, or any successor provision thereto.

19.3 Limitations

        The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 20. GENERAL

20.1 Conditions on Issuance of Shares

        Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company, such issuance, delivery or distribution would comply with the Plan and all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity. The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act, or register or qualify under state securities laws, any shares of Stock. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

20.2 Choice of Law

        The Plan, all Options granted hereunder and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

SECTION 21. EFFECTIVE DATE

        The Plan's effective date (the "Effective Date") is the date on which it is approved by the Company's stockholders.

 APPENDIX A

DEFINITIONS

        For purposes of the Plan, the following terms shall be defined as set forth below.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Company's Compensation Committee or another committee appointed by the Board and given authority by the Board to administer the Plan.

        "Company" means Pacira Pharmaceuticals, Inc., a Delaware corporation.

        "Designated Subsidiary" includes all domestic Subsidiary Corporations and such other Subsidiary Corporations as may be designated from time to time by the Board or the Committee as eligible to participate in the Plan. A "Designated Subsidiary" will cease status as a Designated Subsidiary on the earlier of (a) the date the Board or the Committee determines that such entity is no longer a Designated Subsidiary or (b) the date on which such Designated Subsidiary ceases to qualify as a Subsidiary Corporation.

        "Effective Date" has the meaning set forth in Section 21.

        "Eligible Compensation" means all regular cash compensation, including overtime, cash bonuses and commissions. Regular cash compensation does not include severance pay, hiring and relocation bonuses, pay in lieu of vacation and sick leave or any other special payments, or any gain from stock option exercises.

        "Eligible Employee" means any employee of the Company or any Designated Subsidiary who is in the employ of the Company or a Designated Subsidiary on one or more Offering Dates and who meets the following criteria:

          (a)   the employee, together any with other person whose stock ownership would be attributed to such employee, does not, immediately after the Option is granted, own stock (as defined by the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its Parent or Subsidiary Corporations;

          (b)   the employee has been employed for at least 30 days; provided, however, that the Plan Administrator, in its sole discretion, may reduce or increase (to up to two years) this minimum requirement for future Offering Periods;

          (c)   the employee's customary employment is for more than 20 hours per week; provided, however, that the Plan Administrator, in its sole discretion, may reduce this minimum hourly requirement for future Offering Periods; and

          (d)   the employee's customary employment is for more than five months in any calendar year; provided, however, that the Plan Administrator, in its sole discretion, may reduce this minimum requirement for future Offering Periods.

        If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated Subsidiary who meet the requirements of this paragraph shall also be considered Eligible Employees.

        "Enrollment Period" has the meaning set forth in Section 6.1.

        "ESPP Broker" has the meaning set forth in Section 10.

        "Fair Market Value" means, as of an Offering Date or a Purchase Date, the per share closing price for the Stock on that date during regular session trading, or if not trading on that date, such price on the last preceding date on which the Stock was traded, unless determined otherwise by the Board using such methods or procedures as it may establish. If there is no regular trading market for the Stock, the Fair Market Value of the Stock shall be as determined by the Board in its sole discretion.

        "Offering" has the meaning set forth in Section 5.1.

        "Offering Date" means the first day of an Offering.

        "Offering Period" has the meaning set forth in Section 5.1.

        "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

        "Parent Corporation" has the meaning set forth in Section 424(e) of the Code, or any successor provision thereto, which, as of the Effective Date, means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Participant" means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 6.1 and who has not withdrawn from the Plan or whose participation in the Plan is not terminated.

        "Plan" means the Pacira Pharmaceuticals, Inc. 2014 Employee Stock Purchase Plan, as it may be amended from time to time.

        "Plan Administrator" has the meaning set forth in Section 3.1.

        "Purchase Date" means the last day of each Purchase Period.

        "Purchase Period" has the meaning set forth in Section 5.2.

        "Purchase Price" has the meaning set forth in Section 8.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Stock" means the common stock, $.001 par value per share, of the Company.

        "Subscription" has the meaning set forth in Section 6.1.

        "Subsidiary Corporation" has the meaning set forth in Section 424(f) of the Code, or any successor provision thereto, which as of the Effective Date, means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000212414_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Yvonne Greenstreet 02 Gary Pace 03 David Stack PACIRA PHARMACEUTICALS, INC. 5 SYLVAN WAY PARSIPPANY, NJ 07054 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2. Ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014. 3. An advisory vote to approve the compensation of our named executive officers as disclosed in the proxy statement. 4. Approval of the Amended and Restated 2011 Stock Incentive Plan. 5. Approval of the 2014 Employee Stock Purchase Plan. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockerholder(s). If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000212414_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . PACIRA PHARMACEUTICALS, INC. Annual Meeting of Stockholders June 3, 2014 2:00 PM Eastern Daylight Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David Stack and James Scibetta, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PACIRA PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 2:00 PM, Eastern Daylight Time on June 3, 2014, at Pacira Pharmaceuticals, Inc. Corporate Headquarters, 5 Sylvan Way, Parsippany NJ, 07054, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side